PACIFIC INNOVATIONS
SELECT                 PROSPECTUS MAY 1, 2002

                       Pacific Innovations Select is an individual flexible premium deferred variable annuity contract issued by Pacific Life & Annuity Company.

This Contract is       This Prospectus provides information you should know
not available in       before buying a Contract. It's accompanied by a current
all states. This       Prospectus for the Pacific Select Fund, the Fund that
Prospectus is not      provides the underlying Portfolios for the Variable
an offer in any        Investment Options offered under the Contract. The
state or               Variable Investment Options are funded by Separate
jurisdiction where     Account A of Pacific Life & Annuity Company. Please
we're not legally      read both Prospectuses carefully, and keep them for
permitted to offer     future reference.
the Contract.
                       Here's a list of all the Investment Options available
The Contract is        under your Contract:
described in detail
in this Prospectus     VARIABLE INVESTMENT OPTIONS
and its Statement
of Additional          Blue Chip                International Value
Information (SAI).
The Pacific Select     Aggressive Growth        Capital Opportunities
Fund is described
in its Prospectus      Emerging Markets         Mid-Cap Growth
and its SAI. No one
has the right to       Diversified Research     Global Growth
describe the
Contract or the        Small-Cap Equity         Equity Index
Pacific Select Fund
any differently        International Large-Cap  Small-Cap Index
than they have been
described in these     I-Net Tollkeeper (SM)    Real Estate
documents.                                       (formerly called REIT)
                       Financial Services
You should be aware                             Inflation Managed
that the Securities    Health Sciences
and Exchange                                    Managed Bond
Commission (SEC)       Technology
has not reviewed                                Money Market
the Contract and       Telecommunications
does not guarantee                              High Yield Bond
that the               Multi-Strategy
information in this                             Equity Income
Prospectus is          Large-Cap Core
accurate or                                     Research
complete. It's a       Strategic Value
criminal offense to                             Equity
say otherwise.         Growth LT
                                                Aggressive Equity
This Contract is       Focused 30
not a deposit or                                Large-Cap Value
obligation of, or      Mid-Cap Value
guaranteed or
endorsed by, any
bank. It's not         FIXED OPTION
federally insured
by the Federal         Fixed
Deposit Insurance
Corporation, the
Federal Reserve        You'll find more information about the Contract and
Board, or any other    Separate Account A in the SAI dated May 1, 2002. The
government agency.     SAI has been filed with the SEC and is considered to be
Investment in a        part of this Prospectus because it's incorporated by
Contract involves      reference. You'll find a table of contents for the SAI
risk, including        on page 52 of this Prospectus. You can get a copy of
possible loss of       the SAI without charge by calling or writing to Pacific
principal.             Life & Annuity Company. You can also visit the SEC's
                       website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS



An Overview of Pacific Innovations Select                                   3
-----------------------------------------------------------------------------
Your Investment Options                                                    12
Your Variable Investment Options                                           12
Variable Investment Option Performance                                     14
Your Fixed Option                                                          14
-----------------------------------------------------------------------------
Purchasing Your Contract                                                   14
How to Apply for Your Contract                                             14
Purchasing the Stepped-Up Death Benefit Rider (SDBR) (Optional)            15
Information About the Optional Rider, IRAs and Other Qualified Contracts   15
Making Your Investments ("Purchase Payments")                              15
-----------------------------------------------------------------------------
How Your Investments Are Allocated                                         16
Choosing Your Investment Options                                           16
Portfolio Optimization                                                     17
Investing in Variable Investment Options                                   19
When Your Investment is Effective                                          19
Transfers                                                                  19
-----------------------------------------------------------------------------
Charges, Fees and Deductions                                               21
Withdrawal Charge                                                          21
Premium Taxes                                                              22
Annual Fee                                                                 22
Waivers and Reduced Charges                                                23
Mortality and Expense Risk Charge                                          23
Administrative Fee                                                         24
Expenses of the Fund                                                       24
-----------------------------------------------------------------------------
Retirement Benefits and Other Payouts                                      24
Selecting Your Annuitant                                                   24
Annuitization                                                              24
Choosing Your Annuity Date                                                 24
Default Annuity Date and Options                                           26
Choosing Your Annuity Option                                               26
Your Annuity Payments                                                      28
Death Benefits                                                             28
-----------------------------------------------------------------------------
Withdrawals                                                                32
Optional Withdrawals                                                       32
Tax Consequences of Withdrawals                                            34
Right to Cancel ("Free Look")                                              34
-----------------------------------------------------------------------------
Pacific Life & Annuity, Pacific Life, and the Separate Account             34
Pacific Life & Annuity Company (PL&A)                                      34
Pacific Life                                                               35
Separate Account A                                                         35
-----------------------------------------------------------------------------
Federal Tax Status                                                         35
Taxes Payable by Contract Owners: General Rules                            36
Qualified Contracts                                                        38
Loans                                                                      40
Withholding                                                                42
Impact of Federal Income Taxes                                             43
Taxes on Pacific Life & Annuity Company                                    43
-----------------------------------------------------------------------------
Additional Information                                                     43
Voting Rights                                                              43
Changes to Your Contract                                                   44
Changes to All Contracts                                                   45
Inquiries and Submitting Forms and Requests                                45
Telephone and Electronic Transactions                                      46
Electronic Delivery Authorization                                          47
Timing of Payments and Transactions                                        47
Confirmations, Statements and Other Reports
 to Contract Owners                                                        47
Replacement of Life Insurance or Annuities                                 48
Financial Statements                                                       48
-----------------------------------------------------------------------------
The General Account                                                        48
General Information                                                        48
Guarantee Terms                                                            48
Withdrawals and Transfers                                                  49
-----------------------------------------------------------------------------
Terms Used in This Prospectus                                              50
-----------------------------------------------------------------------------
Contents of the Statement of Additional Information                        52
-----------------------------------------------------------------------------
Where to Go for More Information                                   Back Cover

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

                       This overview tells you some key things you should know
                       about your Contract. It's designed as a summary only -
                        please read this Prospectus, your Contract and the
                       Statement of Additional Information for more detailed
                       information.

                       Rules about how annuity contracts are described or administered are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                       In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life & Annuity, PL&A, we, us and our refer to Pacific Life & Annuity Company. Pacific Life, PL, and administrator means Pacific Life Insurance Company. Contract means a Pacific Innovations Select variable annuity contract, unless we state otherwise.

                      ---------------------------------------------------------
Pacific Innovations
Select Basics
                       Pacific Innovations Select is an annuity contract
An annuity contract    between you and Pacific Life & Annuity Company (PL&A).
may be appropriate
if you're looking      This Contract is designed for long-term financial
for retirement         planning. It allows you to invest money on a tax-
income or you want     deferred basis for retirement or other goals, and to
to meet other long-    receive income in a variety of ways, including a series
term financial         of income payments for life or for a specified period
objectives.            of years.

This Contract may      Non-Qualified and Qualified Contracts are available.
not be the right       You buy a Non-Qualified Contract with "after-tax"
one for you if you     dollars. You buy a Qualified Contract under a qualified
need to withdraw       retirement or pension plan, or an individual retirement
money for short-       annuity or account (IRA), or form thereof.
term needs, because
withdrawal charges     Pacific Innovations Select is a variable annuity, which
and tax penalties      means that the value of your Contract fluctuates
for early              depending on the performance of the Investment Options
withdrawal may         you choose. The Contract allows you to choose how often
apply.                 you make Investments ("Purchase Payments") and how much
                       you add each time.
You should consider
the Contract's         Your Right to Cancel ("Free Look")
investment and         During the Free Look period, you have the right to
income benefits, as    cancel your Contract and return it to us or to your
well as its costs.     registered representative for a refund. The amount
                       refunded may be more or less than the Investments you've made, depending on the kind of Contract you buy.
                       You'll find a complete description of the Free Look period that applies to your Contract on the Contract's cover sheet or notice that accompanies your Contract.
                       The Free Look period ends 10 days after you receive your Contract. If you are replacing another annuity contract or life insurance policy, your Free Look period ends 60 days after you receive your Contract.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

                      ---------------------------------------------------------
The Accumulation       The accumulation phase begins on your Contract Date and
Phase                  continues until your Annuity Date. During the
                       accumulation phase, you can put money in your Contract
The Investment         by making investments, and choose Investment Options in
Options you choose     which to allocate them. You can also take money out of
and how they           your Contract by making a withdrawal.
perform will affect
the value of your      Investments ("Purchase Payments")
Contract during the    Your initial Investment must be at least $10,000 for a
accumulation phase,    Non-Qualified Contract and at least $2,000 for a
as well as the         Qualified Contract. Additional Investments must be at
amount of your         least $250 for a Non-Qualified Contract and $50 for a
annuity payments       Qualified Contract. We also call your Investments
during the income      "Purchase Payments" in your Contract.
phase if you choose
a variable
annuitization
payout.

                       Investment Options
You can ask your       You can choose from 33 Variable Investment Options
registered             (also called Subaccounts), each of which invests in a
representative to      corresponding Portfolio of the Pacific Select Fund.
help you choose the    Pacific Life is the investment adviser for the Pacific
right Investment       Select Fund. PL oversees the management of all the
Options for your       Fund's Portfolios and manage two of the Portfolios
goals and risk         directly. PL has retained other portfolio managers to
tolerance.             manage the other Portfolios. The value of each
                       Portfolio will fluctuate with the value of the
You'll find more       investments it holds, and returns are not guaranteed.
about the
Investment Options     You can also choose the Fixed Option that earns a
starting on page       guaranteed rate of interest of at least 3% annually.
12.
                       We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

You'll find more       Transferring among Investment Options
about transfers and    You can transfer among Investment Options any time
transfer               subject to certain limitations, until your Annuity Date
limitations            without paying any current income tax. We limit the
starting on page       number of transfers to 25 during each calendar year.
19.                    You can also make automatic transfers by enrolling in
                       our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.

You'll find more       Withdrawals
about withdrawals      You can make full and partial withdrawals to supplement
starting on page       your income or for other purposes. You can withdraw a
32.                    certain amount each year without paying a withdrawal
                       charge, but you may pay a withdrawal charge if you withdraw Investments that are less than four years old.
                       Some restrictions apply to making withdrawals from the Fixed Option.

                       In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender
You'll find more       your Contract and receive a single payment or you can
about annuitization    annuitize your Contract and receive a series of income
starting on page       payments.
24.
                       You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

                       If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

                      ---------------------------------------------------------
The Death Benefit      The Contract provides a death benefit upon the first
                       death of an Owner or the death of the last surviving
You'll find more       Annuitant, whichever occurs first, during the
about the death        accumulation phase. Death benefit proceeds are payable
benefit starting on    when we receive proof of death and payment instructions
page 28.               in proper form. To whom we pay a death benefit, and how
                       we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

                       Stepped-Up Death Benefit Rider (SDBR)

                       The Stepped-Up Death Benefit Rider (SDBR) offers the potential for a larger death benefit. You can only buy it when you buy your Contract.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT


                       This section of the overview explains the fees and expenses associated with your Pacific Innovations Select Contract.

                      . Contract Expenses are expenses that we deduct from
                        your Contract. These expenses are fixed under the terms of your Contract. Premium taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there may be other times when we charge them to your Contract instead. Currently, there are no premium taxes in effect, but may be charged in the future. Please see your Contract for details.

                      . Separate Account A Annual Expenses are expenses that
                        we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

                      . Pacific Select Fund Annual Expenses affect you if you
                        choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                    ------------------------------------------------------------
Contract Expenses    Sales charge on Investments                         none
                     Maximum withdrawal charge, as a percentage of
                     Investments                                         7.0%/1/
                     Withdrawal transaction fee (currently waived)     $15.00/2/
                     Transfer fee (currently waived)                   $15.00/3/
                     Annual Fee                                        $30.00/4/

                      --------------------------------------------------------------
                                                        Without With Stepped-Up
                                                        Rider   Death Benefit Rider
                      --------------------------------------------------------------
Separate Account A     Mortality and Expense Risk
Annual Expenses         Charge/5/                       1.40%          1.40%
(as a percentage of    Administrative Fee/5/            0.25%          0.25%
the average daily      Death Benefit Rider Charge/6/    none           0.20%
Account Value)                                          -----          -----
                       Total Separate Account A Annual
                        Expenses                        1.65%          1.85%
                                                        =====          =====

                      /1/ The withdrawal charge may not apply or may be
                          reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

                      /2/ In the future, we may charge a fee of up to $15 for
                          any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.

                      /3/ In the future, we may charge a fee of up to $15 for
                          any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED -
                           Transfers.

                      /4/ We deduct an Annual Fee on each Contract Anniversary
                          up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

                      /5/ This is an annual rate. The daily rate is calculated
                          by dividing the annual rate by 365.

                      /6/ If you buy the Stepped-Up Death Benefit Rider we add
                          this charge to the Mortality and Expense Risk Charge until your Annuity Date. See CHARGES, FEES AND DEDUCTIONS.

                      ---------------------------------------------------------
Pacific Select Fund    The Pacific Select Fund pays advisory fees and other
Annual Expenses        expenses. These are deducted from the assets of the
                       Fund's Portfolios and may vary from year to year. They
You'll find more       are not fixed and are not part of the terms of your
about the Pacific      Contract. If you choose a Variable Investment Option,
Select Fund            these fees and expenses affect you because they reduce
starting on page       Portfolio returns.
12, and in the
Fund's Prospectus,
which accompanies      Advisory Fee
this Prospectus.       Pacific Life is the investment adviser to the Fund. The
                       Fund pays an advisory fee to Pacific Life for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

                       Other Expenses
                       The table below shows the advisory fee and fund expenses as an annual percentage of each Portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. For each Portfolio, Pacific Life's right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.

                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

                   -------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                   -------------------------------------------------------------------------------------
                                                     As an annual % of average daily net assets
                   Blue Chip/1/              0.95     0.05     0.04     1.04      --           1.04
                   Aggressive Growth/1/      1.00     0.18     0.06     1.24     (0.08)        1.16
                   Emerging Markets/1/       1.10     0.22     --       1.32      --           1.32
                   Diversified Research/1/   0.90     0.04     0.02     0.96      --           0.96
                   Small-Cap Equity/1/       0.65     0.05     --       0.70      --           0.70
                   International Large-Cap   1.05     0.09     --       1.14      --           1.14
                   I-Net Tollkeeper/2/       1.40     0.07     --       1.47      --           1.47
                   Financial Services/1/     1.10     0.20     0.04     1.34     (0.09)        1.25
                   Health Sciences/1/        1.10     0.11     0.03     1.24     (0.01)        1.23
                   Technology                1.10     0.21     --       1.31     (0.11)        1.20
                   Telecommunications        1.10     0.29     --       1.39     (0.18)        1.21
                   Multi-Strategy/1/         0.65     0.04     0.01     0.70      --           0.70
                   Large-Cap Core/1/         0.65     0.04     0.02     0.71      --           0.71
                   Strategic Value           0.95     0.10     --       1.05      --           1.05
                   Growth LT/1/              0.75     0.04     0.03     0.82      --           0.82
                   Focused 30/1/             0.95     0.11     --       1.06      --           1.06
                   Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                   International Value       0.85     0.08     --       0.93      --           0.93
                   Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                   Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                   Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                   Real Estate               1.10     0.05     --       1.15      --           1.15
                    (formerly called REIT)
                   Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                   Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.33     0.03     --       0.36      --           0.36
                   High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                   Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                   Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                   Equity                    0.65     0.05     --       0.70      --           0.70
                   Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                   Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                   -------------------------------------------------------------------------------------

                       /1/ Total adjusted net expenses for these Portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.

                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.

                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 2001 because the Portfolios started after December 31, 2001.

                       + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

                      ---------------------------------------------------------
Examples The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                       These examples assume the following:

                      . the Contract Value starts at $65,000

                      . the Variable Investment Options have an annual return
                        of 5%

                      . the Annual Fee is deducted even when the Contract
                        Value goes over $50,000 and a waiver would normally apply.

                      . our current program to reimburse to Pacific Select
                        Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

                       without Rider reflects the expenses you would pay if you did not buy the optional Stepped-Up Death Benefit Rider (SDBR).

                       with Rider reflects the expenses you would pay if you bought the optional Stepped-Up Death Benefit Rider.

                       These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                   ------------------------------------------------------------------------------------------
                                                                                      Expenses if you did not
                                      Expenses if you         Expenses if you         annuitize or surrender,
                                      annuitized              surrendered             but left the money in
                                      your Contract ($)       your Contract ($)       your Contract ($)
                   ------------------------------------------------------------------------------------------
                   Variable Account   1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   ------------------------------------------------------------------------------------------
                   Blue Chip
                   without Rider      90     84   143   302   90    120   143   302   27     84   143   302
                   with Rider         92     90   152   321   92    126   152   321   29     90   152   321
                   ------------------------------------------------------------------------------------------
                   Aggressive Growth
                   without Rider      91     87   147   311   91    123   147   311   28     87   147   311
                   with Rider         93     93   157   330   93    129   157   330   30     93   157   330
                   ------------------------------------------------------------------------------------------
                   Emerging Markets
                   without Rider      93     93   158   331   93    129   158   331   30     93   158   331
                   with Rider         95     99   167   350   95    135   167   350   32     99   167   350
                   ------------------------------------------------------------------------------------------
                   Diversified Research
                   without Rider      90     82   140   296   90    118   140   296   27     82   140   296
                   with Rider         92     88   149   315   92    124   149   315   29     88   149   315
                   ------------------------------------------------------------------------------------------
                   Small-Cap Equity
                   without Rider      87     74   127   271   87    110   127   271   24     74   127   271
                   with Rider         89     80   137   291   89    116   137   291   26     80   137   291
                   ------------------------------------------------------------------------------------------
                   International Large-Cap
                   without Rider      92     88   149   315   92    124   149   315   29     88   149   315
                   with Rider         94     94   159   334   94    130   159   334   31     94   159   334
                   ------------------------------------------------------------------------------------------
                   I-Net Tollkeeper
                   without Rider      96    100   170   355   96    136   170   355   33    100   170   355
                   with Rider         98    106   180   373   98    142   180   373   35    106   180   373
                   ------------------------------------------------------------------------------------------
                   Financial Services
                   without Rider      92     90   152   321   92    126   152   321   29     90   152   321
                   with Rider         94     95   162   340   94    131   162   340   31     95   162   340
                   ------------------------------------------------------------------------------------------
                   Health Sciences
                   without Rider      92     90   152   321   92    126   152   321   29     90   152   321
                   with Rider         94     95   162   340   94    131   162   340   31     95   162   340
                   ------------------------------------------------------------------------------------------
                   Technology
                   without Rider      92     90   152   321   92    126   152   321   29     90   152   321
                   with Rider         94     95   162   340   94    131   162   340   31     95   162   340
                   ------------------------------------------------------------------------------------------
                   Telecommunications
                   without Rider      92     90   153   322   92    126   153   322   29     90   153   322
                   with Rider         94     96   163   341   94    132   163   341   31     96   163   341
                   ------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

                   ------------------------------------------------------------------------------------------
                                                                                      Expenses if you did not
                                      Expenses if you         Expenses if you         annuitize or surrender,
                                      annuitized              surrendered             but left the money in
                                      your Contract ($)       your Contract ($)       your Contract ($)
                   ------------------------------------------------------------------------------------------
                   Variable Account   1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   ------------------------------------------------------------------------------------------
                   Multi-Strategy
                   without Rider       87    74   127   271    87   110   127   271   24     74   127   271
                   with Rider          89    80   137   291    89   116   137   291   26     80   137   291
                   ------------------------------------------------------------------------------------------
                   Large-Cap Core
                   without Rider       87    74   127   271    87   110   127   271   24     74   127   271
                   with Rider          89    80   137   291    89   116   137   291   26     80   137   291
                   ------------------------------------------------------------------------------------------
                   Strategic Value
                   without Rider       91    85   145   307    91   121   145   307   28     85   145   307
                   with Rider          93    91   155   326    93   127   155   326   30     91   155   326
                   ------------------------------------------------------------------------------------------
                   Growth LT
                   without Rider       88    77   132   281    88   113   132   281   25     77   132   281
                   with Rider          90    83   142   301    90   119   142   301   27     83   142   301
                   ------------------------------------------------------------------------------------------
                   Focused 30
                   without Rider       91    85   145   307    91   121   145   307   28     85   145   307
                   with Rider          93    91   155   326    93   127   155   326   30     91   155   326
                   ------------------------------------------------------------------------------------------
                   Mid-Cap Value
                   without Rider       91    80   137   291    91   116   137   291   28     80   137   291
                   with Rider          93    86   147   310    93   122   147   310   30     86   147   310
                   ------------------------------------------------------------------------------------------
                   International Value
                   without Rider       90    82   139   295    90   118   139   295   27     82   139   295
                   with Rider          92    87   149   314    92   123   149   314   29     87   149   314
                   ------------------------------------------------------------------------------------------
                   Capital Opportunities
                   without Rider       89    81   138   293    89   117   138   293   26     81   138   293
                   with Rider          91    87   148   312    91   123   148   312   28     87   148   312
                   ------------------------------------------------------------------------------------------
                   Mid-Cap Growth
                   without Rider       90    84   143   302    90   120   143   302   27     84   143   302
                   with Rider          92    90   152   321    92   126   152   321   29     90   152   321
                   ------------------------------------------------------------------------------------------
                   Global Growth
                   without Rider       98   106   179   373    98   142   179   373   35    106   179   373
                   with Rider         100   112   189   390   100   148   189   390   37    112   189   390
                   ------------------------------------------------------------------------------------------
                   Equity Index
                   without Rider       83    62   107   230    83    98   107   230   20     62   107   230
                   with Rider          85    68   117   251    85   104   117   251   22     68   117   251
                   ------------------------------------------------------------------------------------------
                   Small-Cap Index
                   without Rider       86    71   121   259    86   107   121   259   23     71   121   259
                   with Rider          88    77   131   279    88   113   131   279   25     77   131   279
                   ------------------------------------------------------------------------------------------
                   Real Estate (formerly called REIT)
                   without Rider       92    88   150   316    92   124   150   316   29     88   150   316
                   with Rider          94    94   160   335    94   130   160   335   31     94   160   335
                   ------------------------------------------------------------------------------------------
                   Inflation Managed
                   without Rider       87    73   126   268    87   109   126   268   24     73   126   268
                   with Rider          89    79   136   288    89   115   136   288   26     79   136   288
                   ------------------------------------------------------------------------------------------
                   Managed Bond
                   without Rider       87    73   125   266    87   109   125   266   24     73   125   266
                   with Rider          89    79   135   286    89   115   135   286   26     79   135   286
                   ------------------------------------------------------------------------------------------
                   Money Market
                   without Rider       84    64   110   237    84   100   110   237   21     64   110   237
                   with Rider          86    70   121   258    86   106   121   258   23     70   121   258
                   ------------------------------------------------------------------------------------------
                   High Yield Bond
                   without Rider       87    73   124   265    87   109   124   265   24     73   124   265
                   with Rider          89    79   134   285    89   115   134   285   26     79   134   285
                   ------------------------------------------------------------------------------------------
                   Equity Income
                   without Rider       91    85   145   307    91   121   145   307   28     85   145   307
                   with Rider          93    91   155   326    93   127   155   326   30     91   155   326
                   ------------------------------------------------------------------------------------------
                   Research
                   without Rider       91    87   147   311    91   123   147   311   28     87   147   311
                   with Rider          93    93   157   330    93   129   157   330   30     93   157   330
                   ------------------------------------------------------------------------------------------
                   Equity
                   without Rider       87    75   128   272    87   111   128   272   24     75   128   272
                   with Rider          89    81   138   292    89   117   138   292   26     81   138   292
                   ------------------------------------------------------------------------------------------

                   ------------------------------------------------------------------------------------------
                                                                                      Expenses if you did not
                                      Expenses if you         Expenses if you         annuitize or surrender,
                                      annuitized              surrendered             but left the money in
                                      your Contract ($)       your Contract ($)       your Contract ($)
                   ------------------------------------------------------------------------------------------
                   Variable Account   1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   ------------------------------------------------------------------------------------------
                   Aggressive Equity
                   without Rider      89    80    136   289   89    116   136   289   26    80    136   289
                   with Rider         91    86    146   309   91    122   146   309   28    86    146   309
                   ------------------------------------------------------------------------------------------
                   Large-Cap Value
                   without Rider      89    80    137   290   89    116   137   290   26    80    137   290
                   with Rider         91    86    146   310   91    122   146   310   28    86    146   310
                   ------------------------------------------------------------------------------------------

                       The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. Premium taxes, if any, may also be applicable. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS, and Pacific Select Fund Annual Expenses, in the Prospectus and see the Fund's SAI.

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.



PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER

Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of smaller           Capital Guardian
                         capital.                  companies.                             Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
                         capital and income.       paying U.S. companies.                 Investment

Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC


PORTFOLIO              INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                 MAIN INVESTMENTS                       MANAGER
Mid-Cap Value          Capital appreciation.     Equity securities of medium-sized U.S. Lazard Asset
                                                 companies believed to be undervalued.  Management

International Value    Long-term capital         Equity securities of relatively large  Lazard Asset
                       appreciation primarily    companies located in developed         Management
                       through investment in     countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of       Equity securities with the potential   MFS Investment
                       capital.                  for long-term growth of capital.       Management

Mid-Cap Growth         Long-term growth of       Equity securities of medium-sized      MFS Investment
                       capital.                  companies believed to have above-      Management
                                                 average growth potential.

Global Growth          Long-term growth of       Equity securities of any size located  MFS Investment
                       capital.                  within and outside of the U.S.         Management

Equity Index           Investment results that   Equity securities of companies that    Mercury Advisors
                       correspond to the total   are included in or representative of
                       return of common stocks   the Standard & Poor's 500 Composite
                       publicly traded in the    Stock Price Index (including
                       U.S.                      derivatives).

Small-Cap Index        Investment results that   Equity securities of small companies   Mercury Advisors
                       correspond to the total   that are included in or representative
                       return of an index of     of the Russell 2000 Index (including
                       small capitalization      derivatives).
                       companies.

Real Estate            Current income and long-  Equity securities of companies in the  Morgan Stanley
 (formerly             term capital              U.S. real estate industry, including   Asset Management
 called REIT)          appreciation.             real estate investment trusts (REITs)
                                                 and real estate operating companies
                                                 (REOCs).

Inflation Managed      Maximize total return     Inflation-indexed bonds of varying     Pacific
                       consistent with prudent   maturities issued by the U.S. and non  Investment
                       investment management.    U.S. governments, their agencies and   Management
                                                 government sponsored enterprises, and  Company LLC
                                                 corporations, forward contracts and
                                                 derivative instruments relating to
                                                 such securities.

Managed Bond           Maximize total return     Medium and high-quality fixed income   Pacific
                       consistent with prudent   securities with varying terms to       Investment
                       investment management.    maturity and derivatives relating to   Management
                                                 such securities or related indices.    Company
                                                                                        LLC

Money Market           Current income consistent Highest quality money market           Pacific Life
                       with preservation of      instruments believed to have limited
                       capital.                  credit risk.

High Yield Bond        High level of current     Fixed income securities with lower and Pacific Life
                       income.                   medium-quality credit ratings and
                                                 intermediate to long terms to
                                                 maturity.

Equity Income          Current income. (Capital  Equity securities of large U.S.        Putnam
                       growth is of secondary    companies with a focus on income-      Investment
                       importance.)              producing securities believed to be    Management, LLC
                                                 undervalued by the market.

Research               Long-term growth of       Equity securities of large U.S.        Putnam
                       capital.                  companies with potential for capital   Investment
                                                 appreciation.                          Management, LLC

Equity                 Capital appreciation.     Equity securities of large U.S.        Putnam
                       (Current income is of     growth-oriented companies.             Investment
                       secondary importance.)                                           Management, LLC

Aggressive Equity      Capital appreciation.     Equity securities of small and medium- Putnam
                                                 sized companies.                       Investment
                                                                                        Management, LLC

Large-Cap Value        Long-term growth of       Equity securities of large companies.  Salomon Brothers
                       capital. (Current income                                         Asset Management
                       is of secondary                                                  Inc
                       importance.)

The Investment Adviser

Pacific Life is the investment adviser for the Fund. PL and the Fund have retained other portfolio managers, supervised by Pacific Life, for 31 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established after December 31, 2001 and has no historical performance prior to the date that it was established, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option

The Fixed Option offers you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. We have contracted with Pacific Life to manage our General Account assets subject to investment policies, objectives, directions and guidelines established by our Board. For more detailed information about this Option, see THE GENERAL ACCOUNT section in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life & Annuity Company at P.O. Box 100517, Pasadena, California 91189-0517 or the address indicated in your contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days unless we specifically obtain your permission.


You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-748-6907, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint owners and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her last birthday. If any Contract Owner or any Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing the Stepped-Up Death Benefit Rider (SDBR) (Optional)

You may purchase the SDBR at the time your application is completed. You may not purchase the rider after the Contract Date.

The SDBR will remain in effect until the earliest of:

  . the full withdrawal of the amount available for withdrawal under the Contract,

  . when death benefit proceeds become payable under the Contract,

  . any termination of the Contract in accordance with the provisions of the Contract, or

  . the Annuity Date.

The SDBR may not otherwise be cancelled. The SDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Information About the Optional Rider, IRAs and Other Qualified Contracts

There are special considerations for purchases of the optional SDBR. As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional SDBR from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has an optional SDBR and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b) annuities and IRAs (but not Roth
IRAs) can only offer incidental death benefits. The Internal Revenue Service
(IRS) could take the position that the enhanced death benefits provided by the SDBR are not incidental.

In addition, to the extent that the SDBR alters the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional SDBR are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Making Your Investments ("Purchase Payments")

Making Your Initial Investment

Your initial Investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose the PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make Purchase Payments.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

  .  by personal check, drawn on a U.S. bank,

  . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank,

  . by cashier's check of less than $10,000 for direct qualified transfers and rollovers,

  . by cashier's check of less than $10,000 for non-qualified transfers, both 1035s and mutual fund/bank CD transfers, that are requested by PL&A,

  . by third party check, when there is a clear connection of the third party to the underlying transaction, and

  .  by wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

  .  cash,

  .  credit card or check drawn against a credit card account,

  . cashier's check, money order or traveler's checks in single denominations of less than $10,000,

  . cashier's check, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

  . third party check, if there is not a clear connection of the third party to the underlying transaction, and

  .  wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. PL&A reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the "Right to Cancel" period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

                       HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among the 33 Subaccounts and the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See the WITHDRAWALS--Right to Cancel ("Free Look") section in this Prospectus. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Right to Cancel ("Free Look")
section in this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Portfolio Optimization

Portfolio Optimization is an asset allocation service we offer for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model portfolios, each comprised of a carefully selected combination of Pacific Select Fund portfolios. The portfolios are selected by evaluating the asset classes represented by the underlying securities holdings of the portfolios and combining portfolios to combine major types of asset classes based on historical asset performance and attribution analysis in a way intended to optimize returns given a particular level of risk tolerance. The analysis is accomplished by using a state-of-the-art program and a statistical analytical technique known as "mean-variance optimization." This Portfolio Optimization analysis is performed each year to help maintain the risk/return profile of the models.

If you select a Portfolio Optimization model, your initial purchase payment (in the case of a new application) or contract value, as applicable, will be allocated to the investment options according to the model you select. Subsequent purchase payments, if allowed under your contract, will also be allocated accordingly, unless otherwise instructed by you in writing. If you choose, you can rebalance your contract value quarterly, semi-annually, or annually to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your purchase payment or contract value outside the model, rebalancing is only permitted within the model. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. Unless you provide written authorization, we will not automatically adjust your contract value among investment options to reflect updates to the model. You may change your allocations at any time with a proper written request or by telephone or electronic instructions, provided a valid telephone/electronic authorization is on file with us.

If you select a Portfolio Optimization model, in addition to your usual quarterly statement, you will be sent a quarterly performance report which provides information about the investment options within your model. To enroll in Portfolio Optimization, you must submit to us, together with any other required forms, a completed, signed and dated Portfolio Optimization Enrollment Request form or a completed, signed and dated Portfolio Optimization Acknowledgment contained in the Investment Policy Statement. The Investment Policy Statement describes the Portfolio Optimization model that matches your investment profile, based on the responses you provide regarding your financial needs, investment time horizon and risk comfort level, on the Investor Profile Questionnaire. Your financial advisor or investment professional can assist you in completing the proper forms. We have the right to terminate or change the Portfolio Optimization service at any time.

Information concerning the models is described below. If you are enrolling in Portfolio Optimization by means of the Portfolio Optimization Enrollment Request form, the actual percentage allocations among the portfolios in each of the 5 portfolio models are described in the enrollment request form. If you are enrolling in Portfolio Optimization by means of the Investor Profile Questionnaire, the actual percentage allocations within the portfolio model that matches your investment profile are described in the Investment Policy Statement for that model. Regardless of the enrollment methods described above, you should consult with your financial adviser or investment professional to assist you in determining which model meets your financial needs, investment time horizon, and is consistent with your risk comfort level.

                                           Investor Profile
------------------------------------------------------------------------------------------------------
     Model A          Model B             Model C              Model D              Model E
------------------------------------------------------------------------------------------------------
  You are         Your focus is on You want the          You want an         You are an aggressive
  looking for a   keeping pace     opportunity for long- investment that is  investor and can
  relatively      with inflation.  term moderate growth. geared for growth   tolerate short-term
  stable          Income                                 and are willing to  market swings.
  investment and  generating                             accept above
  require         investment and                         average risk.
  investments     capital
  that generate   appreciation are
  some level of   desired.
  income.
------------------------------------------------------------------------------------------------------
  Shorter Investment Horizon                                             Longer Investment Horizon
------------------------------------------------------------------------------------------------------
                                          Investor Objective
------------------------------------------------------------------------------------------------------
  Primarily       Moderate Growth  Steady growth in      Moderately high     High growth in asset
  preservation                     asset values          growth in asset     values
  of capital                                             values
------------------------------------------------------------------------------------------------------
                                         Risk Characteristics
------------------------------------------------------------------------------------------------------
  There may be    There may be     There will probably   There will probably There will probably
  some losses in  some losses in   be some losses in the be some losses in   be some losses in the
  the values of   the values of    values of the         the values of the   values of the
  the investment  the investment   underlying            underlying          underlying
  as asset        from year to     investments from year investments from    investments from year
  values          year.            to year. Fluctuations year to year. Some  to year. Some these
  fluctuate.                       in value should be    of these might be   might be large, but
                                   less than those of    large, but the      the overall
                                   the overall stock     overall             fluctuations in asset
                                   markets.              fluctuations in     values should be less
                                                         asset values should than those of the
                                                         be less than those  U.S. stock market.
                                                         of the U.S. stock
                                                         market.
------------------------------------------------------------------------------------------------------
  Lower Risk                                                                           Higher Risk
------------------------------------------------------------------------------------------------------

                                Asset Class Breakdown
------------------------------------------------------------------------------------------------------
  Cash      30%   Cash         16% Cash              6%  Bonds           20% Bonds         4%
------------------------------------------------------------------------------------------------------
                                                       Domestic            Domestic
  Bonds     47%   Bonds        42% Bonds             34% Stocks          56% Stocks        63%
------------------------------------------------------------------------------------------------------
  Domestic        Domestic         Domestic
  Stocks    17%   Stocks       30% Stocks            44% Real Estate     3%  Real Estate   5%
------------------------------------------------------------------------------------------------------
  Inter-
  national        International    International         International       International
  Stocks    6%    Stocks       12% Stocks            16% Stocks          21% Stocks        28%
------------------------------------------------------------------------------------------------------
  Less Volatile                                                              More Volatile
------------------------------------------------------------------------------------------------------

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance upon which the models are built. Also, allocation to a single asset class may outperform a model, so that you would have been better off in an investment option or options representing a single asset class than in a model. The value of the variable accounts will fluctuate, and when redeemed, may be worth more or less than the original cost.

Investing in Variable Investment Options

Each time we allocate your Investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.


Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See the ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other. However, we limit the number of transfers to 25 during each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain restrictions apply to the Fixed option. See THE GENERAL ACCOUNT-- Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

  . not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner; and

  . not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer three systematic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these systematic transfer options are not counted towards your total transfers in a Contract Year. The systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:

  . death benefit proceeds, except as provided under the Amount of the Death
    Benefit: Death of a Contract Owner section,

  . amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least five years, or

  . withdrawals by Owners to meet the minimum distribution rules for Qualified
    Contracts as they apply to amounts held under the Contract.

Free Withdrawals

We will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of Purchase Payments held under your Contract for at least three Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year
  2. Your Contract Value in Contract Year 3 is $19,000 which includes $2,000 in earnings. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After your withdrawal, your Contract Value is $15,300 (all attributable to your prior Purchase Payments). If, in Contract Year 4, your Contract Value equals $12,500; you may withdraw $9,000 [$8,300 (remaining amount of your initial $10,000 Purchase Payment that in Contract Year 4 is free of withdrawal charges) plus $700 (10% of $7,000 additional Purchase Payments)].

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the "oldest" Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that Purchase Payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payments you withdraw determines the level of withdrawal charge as follows:

                                                   Withdrawal
                                                   Charge as a
                                                   percentage
          "Age" of Payment                        of the amount
              in Years                              withdrawn
          ----------------                        -------------
             1...................................      7%
             2...................................      6%
             3...................................      4%
             4 or more...........................      0%

We pay sales commissions and other expenses associated with the promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 5.00% of your aggregate Purchase Payments.

Sellers of Contracts will be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life & Annuity may qualify for sales incentive programs sponsored by Pacific Life & Annuity. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED--Transfers and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.

Premium Taxes

A tax may be imposed on your Investments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date, or at such other time as taxes may be imposed. Currently, there are no premium taxes in effect but may be charged in the future.

If we pay any taxes attributable to Investments ("premium taxes"), we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, "premium taxes" include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year), if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to waive or reduce charges by crediting additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to waive or reduce charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only reduce or waive charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you generally will not keep any amounts credited if you return your Contract during the Free Look period. See WITHDRAWALS--Right to Cancel ("Free Look") section in this Prospectus for a more complete description of the amount that would be refunded if you exercised your right to cancel.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate equal to 1.40% of each Subaccount's assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge, but not any increase in the Risk Charge for the Stepped-Up Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge If the Stepped-Up Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount's assets if you purchase the Stepped-Up Death Benefit Rider (SDBR). The total Risk Charge annual rate will be 1.60% if the SDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See PURCHASING YOUR CONTRACT--Purchasing the Stepped-Up Death Benefit Rider section in this Prospectus.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you may choose a sole Annuitant or Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. More information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $2,000. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes, and any applicable withdrawal charge. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $2,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 90th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 90th birthday. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.

For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/Annuitant not later that the Owner/Annuitant's Required Beginning Date ("RBD"), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under
Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the "Qualified Plan Death of Annuitant Distribution Rules". Life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/Annuitant) by one in each following calendar year.


The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued Revised Proposed Regulations. Effective January 1, 2002, the IRS proposes to require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Distribution Table to calculate their Required Minimum Distributions.

The Uniform Distribution Table is based on a joint life expectancy and uses the IRA owner's actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these proposed regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse's actual age (and life expectancy) will be used in the joint life calculation.

Taxpayers (and the underlying Qualified Plan) may rely on either the revised proposed Regulations (discussed above) or the earlier proposed Regulations. If any future guidance from the IRS is more restrictive than the guidance in these revised proposed Regulations, the future guidance will be issued without retroactive effect.

Under the earlier proposed Regulations, for retirement plans that qualify under
Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:

  . no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

  . must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 90th birthday or your younger Joint Annuitant's 90th birthday, whichever applies. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes, will be annuitized (if this net amount is at least $2,000) as follows: the net amount from your Fixed Option will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $2,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be considered your Beneficiary.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount, and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

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Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  1. Life Only. Periodic payments are made to the designated payee during the Annuitant's lifetime. Payments stop when the Annuitant dies.

  2. Life with Period Certain. Periodic payments are made to the designated payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Owner receives the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your contract. For the purpose of calculating the withdrawal charge, annuity payments made prior to redemption will be treated as partial withdrawals. When a life income option settlement option with a period certain provides for installments of the same amount at some ages for a different period certain, we will deem an election to have been made for the longest period certain that could have been selected for such age and amount. That is, the present value will be reduced by the amount needed to produce withdrawal proceeds equal to the amount of the annuity payment.

  3. Joint and Survivor Life. Periodic payments are made during the lifetime of the primary Annuitant. After the death of the primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the primary Annuitant. Payments stop when both Annuitants have died.

  4. Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, we pay the Owner the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your Contract. For the purposes of calculating the withdrawal charge, annuity payments made prior to redemption will be treated as partial withdrawals. That is, the present value will be reduced by the amount needed to produce withdrawal proceeds equal to the amount of the annuity payment.

If the Owner dies, after the Annuity Date, the Owner's rights are assumed by the Joint or Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

For Qualified Contracts please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

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Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $20. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date.

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option's effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The amount of the death benefit proceeds will be paid according to the Death Benefit Proceeds section below.

The "Notice Date" is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit reduced by any charges for premium taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under the Contract or towards the purchase of any Annuity Option we then offer, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under the Contract;

in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If an Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under the Contract must complete distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death, or if allowed by applicable law, a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for the purpose of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary's life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner's designation.

If the Owner was not an Annuitant, but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives, but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate. If the Owner was an Annuitant, the designated recipient is the Joint Owner, if living; if not, the Contingent Owner, if living; if not the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.

Spousal Continuation

Generally, a sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. However, under proposed Regulations, after the Owner's death, it is possible that a spouse may not be treated as the Owner of a Qualified Contract which is qualified pursuant to section 403 of the Code, for purposes of applying the minimum required distribution rules of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit ("Add-In Amount"). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner's spouse, may not continue the Contract.

                                                                              29
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If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan which is qualified pursuant to Sections 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be:

  . the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or

  . the Contract Value less any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes, if the non-individual Owner elects a cash distribution.

The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the Owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations and our administrative procedures, if the Contract is owned under a Qualified Plan pursuant to sections 401, 403, 408, 408A of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient in accordance to one of two rules. One rule generally requires the death benefit to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant's death and continue over the life of his or her Beneficiary (the "life expectancy method"). The second rule requires distribution of the entire death benefit no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls (the "five-year rule").

However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

  . December 31 of the year following the year the Annuitant died, or

  . December 31 of the year in which the deceased Annuitant would have turned
    70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31, of the year following the Annuitant's death or, the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant's entire interest in the Contract (other than a Roth
IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

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


The Amount of the Death Benefit: Death of Annuitant

If the sole Annuitant, or the first death of an Owner who is also an Annuitant, dies prior to the Annuity Date, the death benefit will be equal to the greater of:

  . your Contract Value as of the Notice Date, or

  . your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds are payable to any Owner and any Joint Owner, if living; if not, to any Contingent Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

If the Owner is not the Annuitant and the Owners die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owner if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

Optional Stepped-Up Death Benefit Rider

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit will be equal to the greater of (a) or (b) below:

  (a) the Death Benefit Amount as of the Notice Date.

    The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

    .your Contract Value as of that day, or

    . your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

  (b) the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

    The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:

    First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a "Milestone Date").

    We then adjust the Death Benefit Amount for each milestone date by:

    . adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

    . subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

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The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the The Amount of the Death Benefit: Death of Annuitant section above, and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT-- Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on Purchase Payments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.

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Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

  . severance from employment,

  . death,

  . disability as defined in Section 72(m)(7) of the Code,

  . reaching age 59 1/2, or

  . hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult a qualified tax adviser and/or a qualified plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

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Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel ("Free Look")

During the Free Look period, you have the right to cancel your Contract and return it to us for a refund. If you return your Contract, it will be canceled. The amount of your refund may be more or less than the Purchase Payments you've made. The Free Look period ends 10 days after you receive your Contract. If you are replacing another annuity contract or life insurance policy the Free Look period ends 60 days after you receive your contract.

Your refund will be your Contract Value based upon the next determined Accumulated Unit Value ("AUV") after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract charges to pay for premium taxes, and minus the Contract Value attributable to any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS-- Waivers and Reduced Charges section in this Prospectus. This means you will not keep any amounts that we add as a credit or any gains and losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts. Thus an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments. For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You'll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your Contract.

Your Purchase Payments will be allocated in accordance with your application or your most recent allocation instructions.

         PACIFIC LIFE & ANNUITY, PACIFIC LIFE, AND THE SEPARATE ACCOUNT

Pacific Life & Annuity Company (PL&A)

Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, group life and health insurance and various other insurance products and services. At the end of 2001, we had total statutory assets of $649 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

Our affiliate, Pacific Select Distributors, Inc. (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

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We may provide you with reports of our ratings both as an insurance company and as to our financial strength with respect to our General Account assets.

Pacific Life

Pacific Life Insurance Company administers the policies sold under this Prospectus. At the end of 2001, Pacific Life had over $124.8 billion of individual life insurance and total admitted assets of approximately $52.0 billion. It is ranked as the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.

The Pacific Life family of companies has total assets under management of $357 billion. Pacific Life's principal office is at 700 Newport Center Drive, Newport Beach, CA 92660.

Separate Account A

Separate Account A was established on January 25, 1999 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the

                                                                              35
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owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Internal Revenue Code
(Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

  . made on or after the date you reach age 59 1/2,

  . made by a Beneficiary after your death,

  . attributable to you becoming disabled,

  . in the form of level annuity payments under a lifetime annuity, or

  . any distribution to the extent it is required under the required minimum distribution rules of section 401(a)(9) of the Code.

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Additional exceptions may apply to certain Qualified Contracts (see the Taxes
Payable on Annuity Payments section).

Taxes Payable on Optional Rider

It is our understanding that the charges relating to the optional Stepped-Up Death Benefit Rider (SDBR) are not subject to current taxation and we will not report them as such. However, the Internal Revenue Service (IRS) may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any SDBR charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.

Section 401 plans, section 403(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit rider are not incidental.


To the extent that the optional death benefit rider alters the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

The Contract offers an optional SDBR that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the SDBR from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with the SDBR, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax advisor before deciding to purchase the optional SDBR in connection with any IRA Contract.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, "Investments" means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. IRC Section 72(b)(3)(A) or (B) or (C). Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

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Any amount payable upon the Contract Owner's death, whether before or after the
Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses, incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner's spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of qualified plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities ("IRAs")

In addition to "traditional" IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code
Section 408(p). Also, Qualified Plans under Section 401 or 403(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional Plans. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified
Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from

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distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

  . distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Designated Beneficiary,

  . certain higher education expenses,

  . used to pay for certain health insurance premiums or medical expenses, and

  . costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans") is a relatively new type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual's employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract or other Qualified Plan after a required two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under

                                                                              39
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these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship.
Section 403(b) annuity distributions can be rolled over to other Qualified
Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

401(k) Plans; Pension and Profit-Sharing Plans

Plans may be established by eligible employers for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to certain limitations. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan on IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract which is:

  . not subject to Title 1 of ERISA,

  . issued under Section 403(b) of the Code, and

  . permits loans under its terms (a "Loan Eligible Plan"), you may request a loan from us, using your Contract Value as your only security.

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%.


Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally interest paid on your loan under a 401 or 403(b) tax-sheltered annuity will be considered non-deductible "personal interest" under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.


We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after Contract Date and before your Annuity Date; however, before

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requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  . 50% of your Contract Value, or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. While you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

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If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

  . attainment of age 59 1/2,

  . severance from employment,

  . death,

  . disability, and

  . financial hardship (with respect to contributions only, not income or earnings on those contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-748-6907 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

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


Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

  . the distributee directs the transfer of such amounts in cash to another
    Qualified Plan or a Traditional IRA, or

  . the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life & Annuity Company

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

  . your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

  . the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner if yours is a Qualified Contract, you must be the only Contract Owner. Your Contract cannot name more than two Contract Owners either as Joint or Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 85 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant section in this Prospectus.

Beneficiaries

Your Beneficiary is the person(s) who may receive death benefits under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary on an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary in writing before a notary or plan official. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate may receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and the Insurance Superintendent of the State of New York will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by the Insurance Superintendent of the State of New York, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  . cease offering any Subaccount;

  . add or change designated investment companies or their portfolios, or other investment vehicles;

  . add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

  . permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

  . add, remove or combine Variable Accounts;

  . combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

  . register or deregister Separate Account A or any Variable Account under the 1940 Act;

  . operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

  . run any Variable Account under the direction of a committee, board, or other group;

  . restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities;

  . suspend or discontinue sale of the Contracts; and

  . comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-748-6907 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life & Annuity Company
  P.O. Box 7138
  Pasadena, California 91109-7138

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

  Pacific Life & Annuity Company
  P.O. Box 100517
  Pasadena, California 91189-0517

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specifications pages, if different:

  Pacific Life & Annuity Company
  1111 South Arroyo Parkway, #205
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date when the notice or instruction is signed, subject to our proper receipt. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-748-6907 if you have any questions regarding which address you should use.


We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For withdrawals from the Fixed Option, death benefit payments attributable to Fixed Option Value, or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT section in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life & Annuity Company wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Reinstatements

If we are the issuer of a Contract that is being replaced, we will reinstate the original Contract within 60 days of the date of delivery of the replacing contract if the Owner decides to keep the original Contract and:

  . we receive written proof that the replacing contract has been cancelled,

  . the date of cancellation, and

  . the replacing insurer processes a check and forwards it to us.

The original Contract will be reinstated with its original provisions and the amount of the check will be credited to the Contract on the date that it is received. If a withdrawal charge was applied at the time the Contract was replaced, the withdrawal charge amount will be credited to the Contract.

Financial Statements

Separate Account A had not yet commenced operations as of December 31, 2001 and therefore no financial statements are included. Pacific Life and Annuity Company's statutory-basis financial statements as of December 31, 2001 and 2000 and for the years then ended, are contained in the Statement of Additional Information.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option become part of our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions, and guidelines established by our Board. You will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option or transfer amounts from your Fixed Option to one or more of the other Investment Options. In addition, no partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions section in this Prospectus; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We currently waive the restrictions that limits transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We currently waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. Our current procedure is to process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e., limiting the number of transfers to 25 during each calendar year. We reserve the right to discontinue this program at any time.

Transfers from the Fixed Option under the DCA program are also subject to a minimum duration of six months.

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                         TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-748-6907.

Account Value - The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

Annuitant - A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option - Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day - Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner - A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary - The same date, in each subsequent year, as your Contract Date.
Contract Date - The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your - Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With RIght of Survivorship and not as Tenants in Common.

Contract Value - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and any Loan Account Value.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Earnings - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option - If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value - The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund - Pacific Select Fund.

General Account - Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate - The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

Guarantee Term - The period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option.

Investment - An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

IRA - An individual retirement account qualified under Section 408 of the Code.

Investment Option - A Subaccount or the Fixed Option offered under the
Contract.

Joint Annuitant - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account - The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value - The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

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Net Contract Value - Your Contract Value less Contract Debt.

Non-Qualified Contract - A Contract other than a Qualified Contract.

Policyholder - The Contract Owner.

Portfolio - A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payments ("Premium Payments") ("Investments")-An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract - A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan - A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, or 408A of the Code.

SEC - Securities and Exchange Commission.

Separate Account A (the "Separate Account") - A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit -Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value - The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option -A Subaccount (also called a Variable Account).

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Separate Account Performance.............................................   3

DISTRIBUTION OF THE CONTRACTS..............................................   6
  Pacific Select Distributors, Inc. (PSD)..................................   6

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   7
  Calculating Subaccount Unit Values.......................................   7
  Variable Annuity Payment Amounts.........................................   7
  Corresponding Dates......................................................   9
  Age and Sex of Annuitant.................................................  10
  Systematic Transfer Programs.............................................  10
  Pre-Authorized Withdrawals...............................................  12
  Death Benefit............................................................  12
  1035 Exchanges...........................................................  12
  Safekeeping of Assets....................................................  13

FINANCIAL STATEMENTS.......................................................  13

INDEPENDENT AUDITORS.......................................................  13

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

To receive a current copy of the Pacific Innovations Select SAI without charge, call (800) 748-6907 or complete the following and send it to:

Pacific Life & Annuity Company
Post Office Box 7138
Pasadena, CA 91109-7138

Name ______________________________________________________

Address ___________________________________________________

City _________________________ State ________ Zip _________

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

PACIFIC INNOVATIONS    WHERE TO GO FOR MORE INFORMATION
SELECT

The Pacific            You'll find more information about the Pacific
Innovations Select     Innovations Select variable annuity contract and
variable annuity       Separate Account A in the Statement of Additional
Contract is            Information (SAI) dated May 1, 2002.
offered by
Pacific Life &         The SAI has been filed with the SEC and is considered
Annuity Company,       to be part of this Prospectus because it's incorporated
700 Newport Center     by reference. You'll find the table of contents for the
Drive. Newport         SAI on page 52 of this Prospectus.
Beach, California
92660.                 You can get a copy of the SAI at no charge by calling
                       or writing to us, or by contacting the SEC. The SEC may
If you have any        charge you a fee for this information.
questions about
the Contract,
please ask your
registered
representative or
contact us.

                      ---------------------------------------------------------
How to contact us      Call or write to us at:

                       Pacific Life & Annuity Company
                       P.O. Box 7138
                       Pasadena, California 91109-7138

                       1-800-748-6907
                       6 a.m. through 5 p.m. Pacific time

                       Send Investments, other payments and application forms:

                       By mail
                       Pacific Life & Annuity Company
                       P.O. Box 100517
                       Pasadena, California 91189-0517

                       By overnight delivery service
                       Pacific Life & Annuity Company
                       1111 South Arroyo Parkway, Suite 205
                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2002

                          PACIFIC INNOVATIONS SELECT

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Innovations Select (the "Contract") is a variable annuity contract underwritten by Pacific Life & Annuity Company ("PL&A").

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2002 which is available without charge upon written or telephone request to Pacific Life & Annuity Company. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life & Annuity Company
                        Mailing Address: P.O. Box 7138
                        Pasadena, California 91109-7138

                                1-800-748-6907

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Separate Account Performance.............................................   3

DISTRIBUTION OF THE CONTRACTS..............................................   6
  Pacific Select Distributors, Inc. (PSD)..................................   6

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   7
  Calculating Subaccount Unit Values.......................................   7
  Variable Annuity Payment Amounts.........................................   7
  Corresponding Dates......................................................   9
  Age and Sex of Annuitant.................................................  10
  Systematic Transfer Programs.............................................  10
  Pre-Authorized Withdrawals...............................................  12
  Death Benefit............................................................  12
  1035 Exchanges...........................................................  12
  Safekeeping of Assets....................................................  13

FINANCIAL STATEMENTS.......................................................  13

INDEPENDENT AUDITORS.......................................................  13

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular contract owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes, any non-recurring fees or charges or any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $65,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                     T = (ERV/P)(to the power of 365/N)-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five-, and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return. Standardized performance, if any, will be disclosed when available.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

Non-standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges and/or increases in Risk Charges, charges for premium taxes, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] - 1

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes, or any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $65,000.

The Separate Account had not yet commenced operations as of December 31, 2001. Therefore, the current and effective yields for the Money Market Subaccount were 0.00%.


Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1) (to the power of 6)-1]
                 ---
                  cd

  where:  a    =  net investment income earned during the period by the
                  Portfolio attributable to the Subaccount.
          b    =  expenses accrued for the period (net of reimbursements).
          c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
          d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the Administrative Fee, the Annual Fee (assuming an average Contract Value of $65,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes, any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider, or any non-recurring fees or charges.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 2002. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The Separate Account had not yet commenced operations as of December 31, 2001. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991, the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, REIT and Large-Cap Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001; and the Equity Income and Research Portfolios since January 2, 2002. Historical performance information for the Equity Portfolio is based in part on the performance of that Portfolio's predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the

Subaccounts had not commenced operations as of December 31, 2001 and because the Contracts were not available until 2002, these are not actual performance numbers for the subaccounts or for the contract. The results shown are hypothetical returns as if the subaccounts had been in existence and invested in the corresponding portfolios.

These are hypothetical total return numbers based on accumulated value (AV) and full withdrawal value (FWV) that represent the actual performance of the Portfolios, adjusted to reflect the deductions for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for non-recurring fees and charges, premium taxes, the optional Stepped-Up Death Benefit Rider are not reflected in this data, and reflection of the Annual Fee assumes an average Contract size of $65,000. The information presented also includes data representing unmanaged market indices.

 The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance
        Annualized Rates of Return for Periods Ended December 31, 2001
                   All numbers are expressed as a percentage

                                                                                      Since
                             1 Year*       3 Years*      5 Years*      10 Years*   Inception*
                          --------------  ------------  ------------  ----------- --------------
Variable Accounts           AV     FWV     AV     FWV    AV     FWV    AV    FWV    AV     FWV
-----------------         ------  ------  -----  -----  -----  -----  ----- ----- ------  ------
Blue Chip...............  (19.91) (26.21)                                         (19.91) (26.21)
Aggressive Growth.......  (21.10) (27.40)                                         (21.10) (27.40)
Emerging Markets........  (10.18) (16.48) (4.97) (6.31) (9.80) (9.80)              (9.30)  (9.30)
Diversified Research....   (4.34) (10.64)                                           1.84   (0.85)
Small-Cap Equity........   (4.15) (10.45)  1.86   0.69   6.47   6.47   9.91  9.91  11.01   11.01
International Large-
 Cap....................  (19.64) (25.94)                                         (21.31) (24.83)
I-Net Tollkeeper........  (35.03) (41.33)                                         (39.22) (43.86)
Financial Services......   (8.81) (15.11)                                          (8.81) (15.11)
Health Sciences.........   (9.21) (15.51)                                          (9.21) (15.51)
Technology..............  (41.96) (48.26)                                         (41.96) (48.26)
Telecommunications......  (47.64) (53.94)                                         (47.64) (53.94)
Multi-Strategy..........   (2.78)  (9.08)  0.48  (0.72)  6.77   6.77   7.42  7.42   8.39    8.39
Large-Cap Core (formerly
 called Equity Income)..  (10.17) (16.47) (2.80) (4.08)  7.25   7.25   8.87  8.87   9.76    9.76
Strategic Value.........  (11.35) (17.65)                                         (11.10) (15.59)
Growth LT...............  (30.76) (37.06)  1.31   0.12  12.06  12.06               15.06   15.06
Focused 30..............  (14.78) (21.08)                                         (24.83) (29.52)
Mid-Cap Value...........   11.44    5.14                                           12.37   11.40
International Value.....  (23.21) (29.51) (6.82) (8.22) (2.01) (2.01)  3.08  3.08   3.99    3.99
Capital Opportunities...  (16.93) (23.23)                                         (16.93) (23.23)
Mid-Cap Growth..........  (20.15) (26.45)                                         (20.15) (26.45)
Global Growth...........  (16.37) (22.67)                                         (16.37) (22.67)
Equity Index............  (13.60) (19.90) (2.93) (4.23)  8.61   8.61  10.67 10.67  11.82   11.82
Small-Cap Index.........    0.06   (6.24)                                           3.67    2.54
Real Estate (formerly
 called REIT)...........    6.76    0.46                                           11.14   10.16
Inflation Managed.......    2.55   (3.75)  2.86   1.71   4.72   4.72   4.83  4.83   6.16    6.16
Managed Bond............    5.56   (0.74)  3.77   2.64   5.35   5.35   5.58  5.58   6.81    6.81
Money Market............    2.16   (4.14)  3.27   2.13   3.39   3.39   2.86  2.86   3.55    3.55
High Yield Bond.........   (0.32)  (6.62) (1.50) (2.75)  0.73   0.73   5.92  5.92   6.28    6.28
Equity..................  (23.05) (29.35) (8.27) (9.72)  2.83   2.83   7.89  7.89   7.15    7.15
Aggressive Equity.......  (18.60) (24.90) (7.49) (8.91) (2.08) (2.08)              (0.73)  (0.73)
Large-Cap Value.........   (5.23) (11.53)                                           5.63    4.54


Major Indices                                  1 Year  3 Years 5 Years 10 Years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston High Yield........    5.80    1.18    3.25    7.85
Lehman Brothers Aggregate Bond...............    8.42    6.27    7.43    7.23
Lehman Brothers Government Bond..............    7.24    5.88    7.40    7.14
Lehman Brothers Inflation Linked Treasury....    7.90    7.72     N/A     N/A
Lehman Brothers Government/Credit............    8.51    5.89    7.36    7.27
Merrill Lynch 3-Month U.S. T-Bill............    4.42    5.14    5.20    4.86
Morgan Stanley Capital International All
 Country World Free..........................  (16.82)  (3.37)   5.37    8.05
Morgan Stanley Capital International Emerging
 Markets Free................................   (2.37)   4.08   (5.74)   3.05
Morgan Stanley Capital International Europe,
 Australasia & Far East......................  (21.21)  (4.79)   1.17    4.76
North American Real Estate Investment Trust
 Equity......................................   13.93   11.15    6.38   11.63
Russell 1000 Growth..........................  (20.42)  (6.32)   8.27   10.80
Russell 2000.................................    2.49    6.42    7.52   11.51
Russell 2500.................................    1.22    9.43   10.34   13.13
Russell 2500 Growth..........................  (10.83)   5.17    6.60    9.49
Russell Midcap...............................   (5.62)   6.50   11.40   13.58
Russell Midcap Growth........................  (20.15)   2.16    9.02   11.10
Standard & Poor's 500 Composite Stock Price..  (11.88)  (1.03)  10.70   12.93

--------
* The performance of the Emerging Markets, Multi-Strategy, Large-Cap Core, International Value, Equity, and Aggressive Equity Variable Accounts for all or a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio

  Manager of the Large-Cap Core and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Large-Cap Core Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 1, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these Subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.40% of average daily Account Value), the Administrative Fee (equal to an annual rate of 0.25% of average daily Account Value), the Annual Fee (equal to $30 per year if your Net Contract Value is less than $50,000), any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider (equal to a maximum annual rate of 0.20% of average daily Account Value), any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are less than one year old, 6% of the amount withdrawn attributable to Purchase Payments that are less than two years old, and 4% of the amount withdrawn attributable to Purchase Payments that are three years old. The age of a Purchase Payment is considered 1 year old in the Contract Year we receive it and increases by one year beginning on the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least four years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than four years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payments.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

  $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%


                       [TAX DEFERRAL GRAPH APPEARS HERE]


                                0% GROWTH              TAX
                                 TAXABLE             DEFERRED
                                INVESTMENT          INVESTMENT
                YEARS           BEFORE TAX          BEFORE TAX
                -----           ----------          ----------
                 10             $10,000.00          $10,000.00
                 20             $10,000.00          $10,000.00
                 30             $10,000.00          $10,000.00


                                4% GROWTH              TAX
                                 TAXABLE             DEFERRED
                                INVESTMENT          INVESTMENT
                YEARS           BEFORE TAX          BEFORE TAX
                -----           ----------          ----------
                 10             $12,875.97          $13,073.56
                 20             $16,579.07          $17,623.19
                 30             $21,347.17          $24,357.74


                                8% GROWTH              TAX
                                 TAXABLE             DEFERRED
                                INVESTMENT          INVESTMENT
                YEARS           BEFORE TAX          BEFORE TAX
                -----           ----------          ----------
                 10             $16,476.07          $17,417.12
                 20             $27,146.07          $33,430.13
                 30             $44,726.05          $68,001.00


                         DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc. an affiliate of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by the Insurance Superintendent of the State of New York to sell the Contracts. Because this Contract was not offered until 2002, PSD was not paid any underwriting commissions with regard to this Contract in 2001.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount will be $10 on the Business Day the Subaccount begins operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                     Y X Z

where
   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

   (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                    (A/B)-C

where
   (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

     (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
  where

     (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

     (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

   (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

   (C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fee, withdrawal charge, and less any charges for premium taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 4% rate of return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.20 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $520.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.40% and the Administrative Fee at an annual rate of 0.25%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for the optional Stepped-Up Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 4% (or such other rate of return you may elect) each year during the payout of your annuity; thus 4% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 4.00% per year (after deduction of the 1.40% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 4.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 4% return [1.04] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.04% = 1; 1- 1 = 0; 0 * 100% = 0%
  ----
  1.04

If the net investment performance of a Subaccount's assets is at a rate less than 4.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.40% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 1.35% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.026 = 0.9865; 0.9865-1 = -0.0135; - 0.0135 * 100% = 1.35%
  -----
  1.04

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant's correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

Additionally, we may require proof of the Annuitant's or Owner's age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant's or Owner's correct age or sex.

Systematic Transfer Programs

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time. The systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer will not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

averaging transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until your Annuity Date. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof, in proper form, of the Annuitant's death or, if applicable, the Contract Owner's death, and instructions regarding payment. Any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date.

1035 Exchanges

You may make your initial Investment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-748-6907, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult a qualified tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

                             FINANCIAL STATEMENTS

Separate Account A had not yet commenced operations as of December 31, 2001 and therefore no financial statements are included. Pacific Life & Annuity Company's statutory-basis financial statements as of December 31, 2001, and December 31, 2000 and for each of the three years in the years then ended are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life & Annuity Company to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

                             INDEPENDENT AUDITORS

The statutory-basis financial statements of Pacific Life & Annuity Company as of December 31, 2001 and 2000 and for the years then ended have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life & Annuity Company:

We have audited the accompanying statements of admitted assets, liabilities and capital and surplus - statutory basis of Pacific Life & Annuity Company (the Company) as of December 31, 2001 and 2000, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company has prepared these financial statements on the accounting basis prescribed or permitted by the Insurance Department of the State of Arizona, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 1.

In our opinion, because of the effects of the differences between the two bases of accounting referred to in the preceding paragraph, such financial statements do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Pacific Life & Annuity Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, such financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Pacific Life & Annuity Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of Arizona of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual -- version effective January 1, 2001.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                                     PLA-1

                         Pacific Life & Annuity Company

                         STATEMENTS OF ADMITTED ASSETS,
             LIABILITIES AND CAPITAL AND SURPLUS - STATUTORY BASIS

                                                              December 31,
                                                              2001     2000
-----------------------------------------------------------------------------
                                                             (In Thousands)
ADMITTED ASSETS
Bonds                                                       $419,664 $258,266
Preferred stocks                                               2,275    6,963
Common stocks                                                  4,539    6,849
Mortgage loans                                                14,425   15,004
Cash and short-term investments                              108,394   91,041
Other invested assets                                         60,506   55,722
Premiums due and unpaid                                       21,757   20,966
Investment income due and accrued                              6,336    3,729
Other assets                                                   8,797    2,908
Separate account assets                                        2,741      243
-----------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                       $649,434 $461,691
=============================================================================

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves                                        $218,811 $118,751
  Liability for deposit-type contracts                         9,231    3,212
  Policy and contract claims                                  83,261   58,096
  Provision for experience rating refunds                     14,995   15,931
  General expenses due or accrued                             14,939    8,169
  Other liabilities                                           49,591   26,806
  Asset valuation reserve                                      4,148    4,769
  Separate account liabilities                                 2,741      243
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                            397,717  235,977
-----------------------------------------------------------------------------
Capital and Surplus:
  Common stock - $1 par value; 5 million shares authorized;
   2.9 million shares issued and outstanding                   2,900    2,900
  Paid-in surplus                                            134,607  134,607
  Unassigned surplus                                         114,210   88,207
-----------------------------------------------------------------------------
TOTAL CAPITAL AND SURPLUS                                    251,717  225,714
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND CAPITAL AND SURPLUS                   $649,434 $461,691
=============================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                                     PLA-2

                         Pacific Life & Annuity Company

                   STATEMENTS OF OPERATIONS - STATUTORY BASIS

                                     Years Ended December 31,
                                         2001         2000
--------------------------------------------------------------
                                          (In Thousands)
REVENUES
Premiums and annuity considerations      $724,666     $434,580
Net investment income                      32,278       31,089
Other income                                    3        1,997
--------------------------------------------------------------
TOTAL REVENUES                            756,947      467,666
--------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future policy benefits        577,849      315,803
Operating expenses                        150,808      102,581
--------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES               728,657      418,384
--------------------------------------------------------------

INCOME BEFORE FEDERAL INCOME TAXES         28,290       49,282
Federal income taxes                        6,888       16,910
--------------------------------------------------------------

NET GAIN FROM OPERATIONS                   21,402       32,372
Net realized capital gains (losses)         2,196       (4,201)
--------------------------------------------------------------

NET INCOME                                $23,598      $28,171
==============================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                                     PLA-3

                         Pacific Life & Annuity Company

              STATEMENTS OF CAPITAL AND SURPLUS - STATUTORY BASIS

                                 Common Stock
                                 ------------- Paid-in  Unassigned
                                 Shares Amount Surplus   Surplus    Total
---------------------------------------------------------------------------
                                               (In Thousands)

BALANCES, JANUARY 1, 2000        2,900  $2,900 $134,607  $ 63,441  $200,948
Net income                                                 28,171    28,171
Other surplus transactions, net                            (3,405)   (3,405)
---------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000      2,900   2,900  134,607    88,207   225,714
                                 ==========================================
Net income                                                 23,598    23,598
Cumulative effect of changes
 in accounting principles                                  10,791    10,791
Other surplus transactions, net                            (8,386)   (8,386)
---------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001      2,900  $2,900 $134,607  $114,210  $251,717
===========================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                                     PLA-4

                         Pacific Life & Annuity Company

                   STATEMENTS OF CASH FLOWS - STATUTORY BASIS

                                                        Years Ended
                                                       December 31,
                                                      2001       2000
------------------------------------------------------------------------
                                                      (In Thousands)
CASH FROM OPERATIONS
Receipts
  Premiums and annuity considerations               $ 722,875  $433,264
  Net investment income                                26,342    27,997
  Federal income taxes                                 10,688
  Other, net                                            1,060     1,565
Payments
  Policy benefit payments                            (454,938) (271,558)
  Operating expenses                                 (127,407)  (92,298)
  Premium and other taxes                             (12,372)   (7,875)
  Federal income taxes                                          (25,858)
------------------------------------------------------------------------
NET CASH FROM OPERATIONS                              166,248    65,237
------------------------------------------------------------------------

CASH FROM INVESTMENTS
Proceeds
  Bonds                                                53,078    64,792
  Stocks                                                6,296     5,391
  Mortgage loans                                          582    12,654
  Other                                                15,507    12,424
Payments for the purchase of
  Bonds                                              (210,789)  (86,900)
  Stocks                                                 (736)   (8,197)
  Mortgage loans                                                (12,000)
  Other                                               (25,577)  (35,568)
Net tax on capital (gains) losses                        (532)      782
------------------------------------------------------------------------
NET CASH FROM INVESTMENTS                            (162,171)  (46,622)
------------------------------------------------------------------------

CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Deposits on deposit-type contracts                      6,026     1,995
Withdrawals on deposit-type contracts                    (215)   (4,080)
Other, net                                              7,465       786
------------------------------------------------------------------------
NET CASH FROM FINANCING AND MISCELLANEOUS SOURCES      13,276    (1,299)
------------------------------------------------------------------------
Net change in cash and short-term investments          17,353    17,316
Cash and short-term investments, beginning of year     91,041    73,725
------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR        $ 108,394  $ 91,041
========================================================================

See Independent Auditors' Report and Notes to Financial Statements - Statutory Basis

                                     PLA-5

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   NATURE OF OPERATIONS

   Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona, and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A provides benefit programs to employers and other benefit plan sponsors throughout the United States and offers medical, dental, life, and other ancillary coverage to small and mid-size employers, as well as flexible funding arrangements for labor management and union trusts. In addition, stop loss products are sold through Pacific Life and companion group life insurance is sold through PL&A to self-funded plan sponsors. PL&A also markets and distributes variable universal life insurance, structured settlement annuities and guaranteed interest contracts (GICs). The top geographic locations in the United States for statutory premiums and deposits were California, Colorado, Florida, New York and Texas for the year ended December 31, 2001. No other jurisdiction accounted for more than 5% of statutory premiums and deposits.

   In 1999, PL&A received approval from the State of New York Insurance Department (NY DOI) to transact business in the State of New York. In 2000, PL&A began selling variable universal life insurance and institutional products and services in New York. In 2001, PL&A received approval from the NY DOI and the Securities and Exchange Commission to sell variable annuity products, which PL&A anticipates to begin selling in 2002.

   BASIS OF PRESENTATION

   PL&A prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (U.S. GAAP). Effective January 1, 2001, AZ DOI required that insurance companies domiciled in the State of Arizona prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual - version effective January 1, 2001 (NAIC
   SAP), subject to any deviations prescribed or permitted by the AZ DOI, of which there were none.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year amounts presented in the financial statements and footnotes are not comparable to current year amounts. Certain prior year amounts have been reclassified to conform to 2001 financial statement presentation.

   Accounting changes adopted to conform to the provisions of the NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the changes in accounting principles. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, PL&A reported changes in accounting principles as an adjustment that increased unassigned surplus by $10.8 million as of January 1, 2001. Included in this total adjustment is an increase of $4.6 million related to net deferred tax assets and $7.6 million related to Federal income taxes recoverable.

   NAIC SAP and accounting practices prescribed or permitted by the AZ DOI differ in certain respects, which in some cases may be material from U.S. GAAP. U.S. GAAP stockholder's equity as of December 31, 2001 and 2000 was $280.9 million and $255.5 million, respectively, compared to statutory capital and surplus as included in these financial statements of $251.7 million and $225.7 million, respectively. U.S. GAAP net income for the years ended December 31, 2001 and 2000 was $23.3 million and $30.9 million, respectively, compared to statutory net income included in these financial statements of $23.6 million and $28.2 million, respectively.

                                     PLA-6

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

   NEW NAIC SAP STANDARDS

   In March 2001, the NAIC adopted Statement of Accounting Statutory Principle (SSAP) No. 82, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and Web Site Development Costs (SSAP No. 82). This statement requires that internal and external costs incurred to develop internal-use computer software and web sites during the application development stage and infrastructure stage should be capitalized; costs incurred during the preliminary project stage and post-implementation and operation stage should be expensed as incurred. Amortization guidelines outlined in NAIC SAP are applicable for all operating and nonoperating software. This statement is effective for years beginning January 1, 2002. Implementation of this statement is not expected to have a material impact on PL&A's financial statements.

   INVESTMENTS

   Bonds not backed by other loans, where eligible under NAIC rules, are stated at amortized cost using the interest method. Other bonds are valued at the lower of amortized cost or market. Preferred stocks, where eligible under NAIC rules, are stated at amortized cost. Other preferred stocks are stated at the lower of amortized cost or market. Investments in unaffiliated common stocks are valued, as provided by the NAIC, at approximate market value. The cost of bonds and preferred and unaffiliated common stocks are adjusted for impairments in value deemed to be other than temporary.

   Mortgage loans on real estate are stated at the aggregate carrying value less accrued interest. PL&A records a general reserve for losses on mortgage loans as part of the asset valuation reserve (AVR).

   Loan-backed securities, where eligible under NAIC rules, are stated at amortized cost. Other loan-backed securities are stated at the lower of amortized cost or market.

   Short-term investments are stated at amortized cost, which approximates estimated fair value. Short-term investments include, but are not limited to, bonds, commercial paper and money market instruments whose maturities at the time of acquisition were one year or less.

   The retrospective method of accounting for amortization of premium or discount is utilized for all mortgage and asset-backed securities except for interest only and residual securities, which are valued using the prospective method. The prepayment assumptions for all mortgage and asset-backed securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with the current interest rate and economic environment at the time of valuation.

   Investments in joint ventures, partnerships and limited liability companies, including companies where PL&A has minor ownership interests, are generally recorded based on the underlying U.S. GAAP equity of the investee.

   Derivative instruments that are used in hedging activities are accounted for in a manner consistent with the hedged item. Gains and losses on terminated derivative instruments that are used in hedging activities are deferred and amortized into earnings over the remaining life of the hedged item. Derivatives that do not qualify for hedge accounting are valued at market value through realized capital gains and losses. Gains and losses on ineffective hedges are reported as realized capital gains and losses in the period they occur.

   The AVR is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain invested assets. Changes to the AVR are reported as direct additions to, or deductions from unassigned surplus. The interest maintenance reserve (IMR) results in the deferral of after-tax realized capital gains and losses attributable to interest rate fluctuations on fixed income investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. The IMR of $1.5 million and $1.8 million as of December 31, 2001 and 2000, respectively, is included in other liabilities.

                                     PLA-7

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Interest income on impaired mortgage loans is generally recognized on a cash basis.

   PL&A accrues interest on impaired mortgage loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued with amounts over 90 days past due is non-admitted.

   Realized capital gains and losses are determined on the specific identification method and are presented net of Federal capital gains tax (benefit) of $0.8 million and ($1.8) million and transfers to the IMR of $0.2 million and $0.9 million for the years ended December 31, 2001 and 2000, respectively.

   AGGREGATE RESERVES, LIABILITY FOR DEPOSIT-TYPE CONTRACTS AND POLICY AND CONTRACT CLAIMS

   Aggregate reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Variable universal life insurance reserves are valued using the Commissioners' Reserve Valuation Method (CRVM) or other modified reserve methods. Interest rate assumptions were 4% for 2001 and 2000. Reserves for individual annuities are maintained principally on CRVM with appropriate statutory interest and mortality assumptions computed on the basis of interest ranging from 5.25% to 7.00%. Interest rates for GICs ranged from 5.48% to 7.15% for 2001 and 2000. Medical expense claims reserves are based on PL&A's actual loss experience. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods. Tabular interest, tabular interest less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

   PL&A establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

   PL&A waives deduction of deferred fractional premium upon death of insured and does not return any portion of the final premium for periods beyond the date of death. Continuous premium assumption is used for all reserves. All reserves are set to the greater of the computed reserve amount and surrender value.

   For all policies with a substandard rating, the base coverage CRVM reserves are based on appropriate multiples of the standard rates of mortality.

   Payments received on contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract. Payments to policyholders are recorded as benefit expense to the extent that such payments differ from the recorded liability. For the year ended December 31, 2000, payments received and payments to policyholders are included in premiums and annuity considerations, and current and future policy benefits, respectively, in the statements of operations -
    statutory basis. Interest rates credited range from 6.75% to 7.00%.

                                     PLA-8

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

   REVENUES, BENEFITS AND EXPENSES

   Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life premiums are recognized as income when due from the policyholder under the terms of the insurance contract. For flexible premium products, premiums are recognized as income when received from the policyholder. Annuity considerations are recognized as revenue when received. GICs contain purchase rate guarantees that cause them to be classified as life contracts under Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance of Managed Care Contracts In Force.

   For the year ended December 31, 2001, certain elements in the statements of operations - statutory basis are being reported differently due to NAIC SAP. Most significantly, deposit-type contracts, as defined by SSAP
   No. 52, Deposit Type Contracts, are no longer being reported in the statements of operations - statutory basis. Payments received on these contracts, which are primarily structured settlement annuities without life contingencies and certain group contracts, are recorded directly to the liability for deposit-type contracts.

   Expenses, including policy acquisition costs, are charged to operations as incurred.

   FEDERAL INCOME TAXES

   PL&A is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of Pacific Mutual Holding Company, PL&A's ultimate parent. Included in the consolidated return are the following entities: Pacific LifeCorp, Aviation Capital Group Holding Corp., Pacific Life, Pacific Select Distributors, Inc., Associated Financial Group, Inc. and its subsidiaries, Mutual Service Corporation and its subsidiaries, United Planners' Group, Inc., PMRealty Advisors, Inc., and Pacific Financial Products, Inc. The method of allocation between companies is subject to written agreement approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are settled on a quarterly basis.

   FURNITURE AND EQUIPMENT AND LEASEHOLD IMPROVEMENTS

   Furniture and equipment is generally depreciated over 3 to 10 years. Leasehold improvements are carried at cost less accumulated amortization. PL&A provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over 7 to 10 years. Depreciation and amortization expense was $0.5 million and $0.6 million for the years ended December 31, 2001 and 2000, respectively.

   OTHER SURPLUS TRANSACTIONS

   Other surplus transactions primarily consist of changes in net unrealized capital gains and losses, net deferred income tax, non admitted assets and the AVR.

   SEPARATE ACCOUNTS

   PL&A issues variable universal life contracts, the assets and liabilities of which are legally segregated and recorded as separate account assets and liabilities. The net investment experience of the separate accounts are credited directly to the contract owner and can be positive or negative. Mortality, policy administration and surrender charges to all separate accounts are recorded in revenue.

                                     PLA-9

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

   Separate account assets consist of investments in the Pacific Select Fund, a family of mutual funds sponsored by Pacific Life that represent the primary investment vehicle for PL&A's variable universal life products, and are carried at fair value, as based upon quoted market prices. The investment results of separate account assets generally pass through to the separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 2, 3 and 4 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, PL&A exceeded the minimum risk-based capital requirements.

   BUSINESS RISKS

   PL&A operates in a business environment which is subject to various risks and uncertainties. PL&A's group health insurance is subject to varying levels of regulation. The United States Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group health business of PL&A.

   ACCOUNTING DIFFERENCES BETWEEN NAIC SAP AND U.S. GAAP

   The significant differences between NAIC SAP and U.S. GAAP are noted below:

    Investments in bonds and preferred stocks are generally carried at amortized cost under NAIC SAP; under U.S. GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at estimated fair value.

    Investments in common stocks are valued as prescribed by the Securities Valuation Office (SVO) of the NAIC, while under U.S. GAAP, common stocks are reported at fair value.

    Policy acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are expensed when incurred under NAIC SAP; under U.S. GAAP, such costs are deferred and amortized either over future expected gross profits or when premiums are earned.

    Premiums are generally recorded as revenue during the premium paying period for contracts that incorporate mortality or morbidity risk under NAIC SAP; under U.S. GAAP, revenues are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances.

    Policy reserves are based on statutory mortality and interest requirements and without consideration of withdrawals and are reported net of reinsurance reserve credits under NAIC SAP; under U.S. GAAP, the reserves are equal to policyholder account value or other appropriate valuation technique and are reported gross of reinsurance reserve credits.

                                     PLA-10

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   (Continued)

    Prior to January 1, 2001, no provision was made for deferred income taxes under NAIC SAP; under U.S. GAAP, deferred taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. Subsequent to January 1, 2001, NAIC SAP requires that a provision be made for deferred taxes; however, the amount is charged to surplus rather than income as for U.S. GAAP. In addition, under NAIC SAP, there are limitations as to the amount of net deferred tax assets that may be reported as admitted assets.

    Comprehensive income and its components are not presented under NAIC
    SAP.

    An IMR is established to capture realized investment gains and losses, net of tax, on the sale of fixed income investments resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold under NAIC SAP; no such reserve is allowed under U.S. GAAP.

    An AVR, based upon a formula prescribed by the NAIC, is established as a liability to offset potential noninterest related investment losses, and changes in the AVR are charged or credited directly to surplus under NAIC SAP; no such reserve is allowed under U.S. GAAP.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining investment valuations and allowances, derivative valuations and liabilities for aggregate reserves and policy and contract claims. Actual results could differ from those estimates.

2. INVESTMENTS

   BONDS AND SHORT-TERM INVESTMENTS

   The book/adjusted carrying value, estimated fair value and net unrealized gain (loss) of bonds and short-term investments are shown below. Bonds include loan-backed and structured securities. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity, or from securities with comparable trading characteristics.

                                          Book/Adjusted               Net
                                            Carrying    Estimated  Unrealized
                                              Value     Fair Value    Gain
                                          -----------------------------------
                                                    (In Thousands)
    December 31, 2001:
    ------------------------------------
    U.S. Government                         $  6,015     $  6,098     $    83
    All other governments                      3,093        3,225         132
    States, territories and possessions        4,061        4,236         175
    Special revenue & special assessment
     obligations, etc.                        17,775       18,399         624
    Public utilities                         157,001      158,080       1,079
    Industrial & miscellaneous               341,500      349,887       8,387
                                          -----------------------------------
    Total                                   $529,445     $539,925     $10,480
    ------------------------------------  -----------------------------------

                                     PLA-11

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

2. INVESTMENTS (Continued)

                                         Book/Adjusted               Net
                                           Carrying    Estimated  Unrealized
                                             Value     Fair Value    Gain
                                         -----------------------------------
                                                   (In Thousands)
    December 31, 2000:
    ------------------
    U.S. Government                        $  7,976     $  8,052      $   76
    All other governments                     3,058        3,220         162
    States, territories and possessions       9,201        9,565         364
    Special revenue & special
     assessment obligations, etc.             6,849        6,907          58
    Public utilities                         19,245       19,348         103
    Industrial & miscellaneous              305,774      307,661       1,887
                                         -----------------------------------
    Total                                  $352,103     $354,753      $2,650
                                         ===================================

   The book/adjusted carrying value and estimated fair value of bonds and short-term investments as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Book/Adjusted
                                                        Carrying    Estimated
                                                          Value     Fair Value
                                                      ------------------------
                                                           (In Thousands)
         Due in one year or less                        $135,030      $135,327
         Due after one year through five years           193,466       200,964
         Due after five years through ten years           48,591        49,962
         Due after ten years                             113,261       113,069
                                                      ------------------------
                                                         490,348       499,322
         Mortgage-backed and asset-backed securities      39,097        40,603
                                                      ------------------------
         Total                                          $529,445      $539,925
                                                      ========================

   Proceeds from sales of investments in bonds and short-term investments were $7.8 million and $13.1 million for the years ended December 31, 2001 and 2000, respectively. Gross gains of $1.4 million and $1.1 million and gross losses of zero and $0.1 million were realized on those sales for the years ended December 31, 2001 and 2000, respectively.

   Bonds with an amortized cost of $6.0 million as of December 31, 2001 and 2000 were on deposit with government agencies as required by law in various jurisdictions in which PL&A conducts business.

   AFFILIATED COMMON STOCK

   During 2001, PL&A recognized an impairment in the common stock of an affiliated entity due to an other than temporary decline in fair value. PL&A and its parent, Pacific Life, collectively own 12.45% of Cornerstone Propane Partners LP (Cornerstone), a publicly traded gas company. As evidenced by a lowering of cash distributions on its common units, Cornerstone was negatively impacted by warm winters in the east and non-accretive acquisitions. This affected the market value of the stock that resulted in a $0.4 million write-down of PL&A's investment based on the stock's December 31, 2001 public market quote.

                                     PLA-12

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

2. INVESTMENTS (Continued)

   MORTGAGE LOANS

   For the years ended December 31, 2001 and 2000, PL&A did not originate any new loans. The maximum percentage of any one loan to the value of the security at the time the loan was originated, exclusive of insured, guaranteed, or purchase money mortgages, was 75%. PL&A does not have any taxes, assessments and other amounts advanced that are not included in the mortgage loan total.

   PL&A's mortgage loans finance various types of commercial and residential properties throughout the United States. The geographic distributions of the mortgage loans were as follows:

                                                              December 31,
                                                              2001    2000
                                                             ---------------
                                                             (In Thousands)
         California                                          $12,196 $12,216
         North Carolina                                        1,780   1,862
         Nevada                                                  194     254
         Virginia                                                142     312
         All other states                                        113     360
                                                             ---------------
                                                             $14,425 $15,004
                                                             ===============


   As of December 31, 2001 and 2000, the outstanding mortgage loan balance on one commercial loan in California was $12 million or 83% and 80% of the mortgage loan balance, respectively. This loan is secured by multiple properties including golf courses, hotels, private clubs, a conference center, undeveloped land and retail assets.

3. FINANCIAL INSTRUMENTS

   The statement value and estimated fair values of PL&A's financial instruments, are as follows:

                                      December 31, 2001    December 31, 2000
                                     -------------------- ---------------------
                                     Statement Estimated  Statement  Estimated
                                       Value   Fair Value   Value    Fair Value
                                     ------------------------------------------
                                                  (In Thousands)
    Assets:
      Bonds and short-term
       investments
       (Note 2)                      $529,445   $539,925  $352,103    $354,753
      Preferred stocks                  2,275      4,393     6,963       7,429
      Common stocks                     4,539      4,539     6,849       6,392
      Mortgage loans                   14,425     14,486    15,004      16,152
      Financial futures contracts                           (1,110)
      Interest rate swap contracts                   121
      Foreign currency derivatives                    28                  (129)
    Liabilities:
      Guaranteed interest contracts    64,256     64,256    20,314      20,314
      Deposit-type contracts            9,231      9,231     3,212       3,212

                                     PLA-13

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

3. FINANCIAL INSTRUMENTS (Continued)

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   LOANED-BACKED SECURITIES

   The prepayment assumptions for mortgage and asset backed securities were obtained from industry prepayment models or internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. PL&A used available market information and appropriate valuation methodologies in determining the market value of its loan-backed securities. In 2001, PL&A recorded no changes from the retrospective to prospective methodology due to negative yields on specific securities.

   DERIVATIVE FINANCIAL INSTRUMENTS

   PL&A invests in certain derivative financial instruments to reduce exposure to interest rate risk and foreign currency risk. The derivative financial instruments utilized by PL&A include financial futures contracts, foreign currency forward contracts, and interest rate swap contracts.

   Derivative instruments that are used in hedging activities are accounted for in a manner consistent with the hedged item. Gains or losses on terminated derivative instruments that are used in hedging activities are deferred and amortized into earnings over the remaining life of the hedge item. Derivatives that do not qualify for hedge accounting are valued at market value through realized capital gains and losses. Gains and losses on ineffective hedges are reported as realized capital gains and losses in the period they occur.

   Financial futures are commitments to either purchase or sell designated financial instruments at a future date for a specified price or yield. They may be settled in cash or through delivery. As part of its asset/liability management, PL&A generally utilizes futures contracts to manage its market risk related to bonds and anticipatory investment purchases and sales. Futures used in hedges of anticipatory transactions pertain to identified transactions that are probable to occur and are generally completed within 180 days. Futures contracts have limited off-balance-sheet credit risk as they are executed on organized exchanges and require security deposits, as well as daily cash settlement of margins.

   Foreign exchange forward contracts are commitments to exchange foreign currency denominated payments for US dollar denominated payments at a specific date. PL&A enters into foreign exchange contracts to hedge against fluctuations in foreign currency exposure. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed-rate and floating-rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and neither party makes any principal payments. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. PL&A uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement.


                                     PLA-14

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

3. FINANCIAL INSTRUMENTS (Continued)

   Credit exposure is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract. The risk is measured by the fair value of contracts with a positive fair value at the reporting date reduced by the effect of master netting agreements. PL&A attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits and executing legally enforceable master netting agreements. To date, PL&A has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

   Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. PL&A mitigates this risk through established hedging policies.

   The following table presents the notional amount, statement value, credit exposure and estimated fair value of PL&A's derivative financial instruments:

                                  Notional Statement  Credit  Estimated
                                   Amount    Value   Exposure Fair Value
                                  --------------------------------------
                                              (In Thousands)
    December 31, 2001:
    ------------------
    Interest rate swap contracts  $ 3,000              $121       $ 121
    Foreign currency contracts      4,678                28          28
                                  -------------------------------------
    Total derivative financial
     instruments                  $ 7,678   $    -     $149       $ 149
                                  =====================================
    December 31, 2000:
    ------------------
    Financial futures contracts   $31,300   $(1,110)
    Foreign currency contracts      3,744                         $(129)
                                  -------------------------------------
    Total derivative financial
     instruments                  $35,044   $(1,110)   $ -        $(129)
                                  =====================================


   For the years ended December 31, 2001 and 2000, PL&A did not hold any derivatives for other than hedging purposes.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT-TYPE CONTRACTS

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit-type contracts approximates statement value.

                                     PLA-15

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

4. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   The table below summarizes the face (notional) amount of PL&A's derivative financial instruments with off-balance sheet risk:

                                                Assets      Liabilities
                                            -------------- -------------
                                             December 31,  December 31,
                                             2001   2000    2001   2000
                                            -------------- -------------
                                                   (In Thousands)
    December 31, 2001:
    ------------------
    Financial futures contracts                    $31,300
    Interest rate swap contracts            $3,000
    Foreign currency contracts               4,678   3,744
                                            -------------- -------------
    Total derivative financial instruments  $7,678 $35,044 $   -  $   -
                                            ============== =============


   Notional amounts of derivatives do not represent amounts that must be paid or received in the future. Such amounts do provide an indication of the derivative's potential sensitivity to interest rates or currencies, as applicable.

   PL&A is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of interest rate swaps and foreign currency forwards is represented by the fair value of contracts with a positive fair value at the reporting date. Because exchange-traded futures are effected through a regulated exchange and positions are marked to market and settled on a daily basis, PL&A has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

   PL&A is required to put up collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. PL&A currently puts up cash and U.S. Treasury Bonds to satisfy this collateral requirement.

   The current credit exposure of PL&A's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. PL&A also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. 100% of the net credit exposure for PL&A from derivative contracts is with investment-grade counterparties.

5. INCOME TAXES

   For the year ended December 31, 2000, the AZ DOI approved a permitted practice for PL&A to record deferred income taxes. As of December 31, 2000, PL&A had a net deferred tax asset of $11.6 million. The change in the deferred tax asset of $6.9 million was recorded as Federal income taxes in the summary of operations -- statutory basis. The net deferred tax asset balance was non admitted. If deferred income taxes had not been recognized, net income would have increased by $6.9 million for the year ended December 31, 2000. Surplus would be unchanged. For the year ended December 31, 2001, PL&A adopted SSAP No. 10, Income Taxes from NAIC SAP, which provides for the recognition of deferred tax assets and deferred tax liabilities. The admissibility of the net deferred tax asset is subject to tests prescribed by SSAP No. 10.


                                     PLA-16

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

5. INCOME TAXES (Continued)

   The components of the net deferred tax asset, which are included in other assets, are as follows:

                                                      December 31, January 1,
                                                          2001        2001
                                                      -----------------------
                                                          (In Thousands)
        Total of all deferred tax assets                $15,305     $11,425
        Total of all deferred tax liabilities               734         283
                                                       --------------------
        Net deferred tax asset                           14,571      11,142
        Total deferred tax assets non admitted            9,968       6,562
                                                       --------------------
        Net admitted deferred tax asset                 $ 4,603     $ 4,580
                                                       ====================
        Increase in deferred tax assets non admitted    $ 3,406
                                                       ========

   The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                            December 31, January 1,
                                                2001        2001
                                            -----------------------
                                                (In Thousands)
        Deferred tax assets:
          Book over tax reserve               $ 3,909     $ 3,640
          Impairment write-downs                2,303       3,778
          Deferred compensation                 2,436       2,115
          Policy acquisition costs              1,496       1,456
          Other                                 5,161         436
                                            --------------------
          Total deferred tax assets            15,305      11,425
          Non admitted deferred tax assets      9,968       6,562
                                            --------------------
        Admitted deferred tax assets            5,337       4,863
                                            --------------------
        Deferred tax liabilities:
          Bond market discount                   (497)       (246)
          Depreciable assets                     (211)
          Accrued assessments                     (26)        (37)
                                            --------------------
          Total deferred tax liabilities         (734)       (283)
                                            --------------------
          Net admitted deferred tax asset     $ 4,603     $ 4,580
                                            ====================

   The change in net deferred income taxes, exclusive of the non admitted assets, is comprised of the following:

                                             December 31, January 1,
                                                 2001        2001    Change
                                             -------------------------------
                                                     (In Thousands)
        Total deferred tax assets              $15,305     $11,425   $ 3,880
        Total deferred tax liabilities            (734)       (283)     (451)
                                             -------------------------------
        Net deferred tax asset                 $14,571     $11,142     3,429
                                             ===============================
        Tax effect of net unrealized losses                           (3,715)
                                                                     -------
        Change in net deferred income taxes                          $  (286)
                                                                     =======

                                     PLA-17

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

5. INCOME TAXES (Continued)

   The provision for Federal income taxes on earnings are as follows:

                                                 Years Ended
                                                 December 31,
                                                 2001   2000
                                                --------------
                                                (In Thousands)
        Current income tax expense (benefit)
          Ordinary                              $6,888 $16,910
          Net realized capital gains (losses)      823  (1,757)
                                                --------------
        Total Federal income taxes on earnings  $7,711 $15,153
                                                ==============

   The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate of 35% to income and net realized capital gains (losses) before Federal income taxes. The significant items causing this difference for the year ended December 31, 2001 are as follows (In Thousands):

        Provision computed at statutory rate            $11,037
        Dividends received deduction                        (60)
        Amortization of interest maintenance reserve       (147)
        Amounts related to prior years                   (2,833)
                                                        -------
        Total Federal income taxes incurred             $ 7,997
                                                        =======

        Federal income taxes incurred on earnings       $ 7,711
        Change in net deferred income taxes                 286
                                                        -------
        Total Federal income taxes incurred             $ 7,997
                                                        =======

   The following are Federal income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses (In Thousands):

        2001 (estimated)                                $10,544
        2000                                             13,980
        1999                                             14,452

                                     PLA-18

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

6. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in both aggregate reserves and policy and contract claims, is summarized as follows:

                                         Years Ended December 31,
                                             2001          2000
                                         --------------------------
                                              (In Thousands)

        Balance at January 1                 $ 98,414      $ 91,583
          Less reinsurance recoverables            49           107
                                         --------------------------
        Net balance at January 1               98,365        91,476
                                         --------------------------
        Incurred related to:
          Current year                        493,512       285,073
          Prior years                          (3,992)      (14,821)
                                         --------------------------
        Total incurred                        489,520       270,252
                                         --------------------------
        Paid related to:
          Current year                        389,187       218,285
          Prior years                          61,255        45,078
                                         --------------------------
        Total paid                            450,442       263,363
                                         --------------------------
        Net balance at December 31            137,443        98,365
          Plus reinsurance recoverables           473            49
                                         --------------------------
        Balance at December 31               $137,916      $ 98,414
                                         ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $4.0 million and $14.8 million for the years ended December 31, 2001 and 2000, respectively.

7. RELATED PARTY TRANSACTIONS

   PL&A provides underwriting and administrative services for Pacific Life's group life and health insurance under an administrative services agreement. Fees earned under this agreement were $9.1 million and $10.7 million for the years ended December 31, 2001 and 2000, respectively. Pacific Life also provides investment and administrative services for PL&A under a separate administrative services agreement. Charges for these services were $18.5 million and $12.9 million for the years ended December 31, 2001 and 2000, respectively. Net amounts due to Pacific Life as December 31, 2001 and 2000, were $1.2 million and $0.3 million, respectively.

   Previously, PL&A assumed substantially all of Pacific Life's group life and health insurance under a reinsurance agreement, which terminated January 1, 1999, by mutual agreement. During 2001, the runoff from the reinsurance contract was settled, and as of December 31, 2001, no reinsurance liabilities or receivable existed between Pacific Life and PL&A. Premiums of ($0.2) million and ($0.6) million and benefits of $0.5 million and $1.4 million were assumed for the years ended December 31, 2001 and 2000, respectively.

                                     PLA-19

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

8. EMPLOYEE BENEFIT PLANS

   PL&A permits eligible employees to participate in a defined benefit pension plan provided by Pacific Life. Pacific Life allocates amounts to PL&A based on a percentage of salaries. PL&A's share of net expense was $1.4 million and $1.1 million for the years ended December 31, 2001 and 2000, respectively.

   PL&A permits certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. Interest accrued to this plan amounted to $0.6 million and $0.4 million for the years ended December 31, 2001 and 2000, respectively.

   PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. PL&A's share of net expense was $67,681 and $95,516 for the years ended December 31, 2001 and 2000, respectively. The expense is based on PL&A's respective percentage of employees that were eligible for the plan.

   PL&A permits eligible employees to participate in a defined contribution plan provided by Pacific Life. Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees. Pacific Life's RISP matches 75% of each employee's contribution, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan
   (ESOP). The ESOP provides shares of Pacific LifeCorp, Pacific Life's immediate parent, to eligible employees. PL&A's share of net expense was $1.5 million and $1.2 million for the years ended December 31, 2001 and 2000, respectively.

9. CAPITAL AND SURPLUS

   DIVIDEND RESTRICTIONS

   Dividend payments by PL&A to its parent cannot exceed the lesser of 10% of surplus as of the preceding year-end, as regards to policyholders, or the statutory net gain from operations for the previous calendar year, without prior approval from the AZ DOI. Based on this limitation and 2001 statutory results, PL&A could pay $21.4 million in dividends in 2002 without prior approval from the AZ DOI. Dividends are not cumulative and no dividends were paid during 2001 and 2000.

   SURPLUS RESTRICTIONS

   There are no restrictions on PL&A's surplus.

   UNASSIGNED SURPLUS

   The portion of unassigned surplus reduced by each item below is as follows:

                                     December 31,
                                     2001    2000
                                    ---------------
                                    (In Thousands)
         Net unrealized losses      $ 7,594 $   196
         Non admitted asset values   13,921  22,534
         Asset valuation reserves     4,148   4,769

                                     PLA-20

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

10. RETROSPECTIVELY RATED CONTRACTS

   PL&A estimates accrued retrospective premium adjustments for its group life and health insurance business through a mathematical approach using its experience rating practices.

   The amount of net premiums earned by PL&A at December 31, 2001 and 2000, that are subject to retrospective rating features, was $5.3 million and $5.4 million, respectively, which represented 0.8% and 1.3% of the total net premiums earned for group life and health.

11.WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE
   CONTRACT FUNDS AND OTHER LIABILITIES WITHOUT LIFE OR DISABILITY
   CONTINGENCIES

   The table below describes withdrawal characteristics of certain annuity actuarial reserves and deposit-type contacts, including GICs.

                                           Years Ended December 31,
                                        2001                      2000
                              ------------------------- -------------------------
                              (In Thousands) % of Total (In Thousands) % of Total
    Subject to discretionary
     withdrawal
     with market value
     adjustment                  $ 64,256        45%       $20,314         46%
    At book value without
     adjustment                     3,676         3%         3,210          7%
    Not subject to
     discretionary
     withdrawal                    73,722        52%        20,569         47%
                              ----------------------    ----------------------
    Total (gross)                $141,654       100%       $44,093        100%
                              ======================    ======================

   The following information was reported in the applicable exhibit in PL&A's December 31, 2001 Annual Statement, which is filed with the AZ DOI, and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Statement of Liabilities, Surplus and Other Funds as of December 31, 2001 (In Thousands):

         Annuities and GIC's                              $132,234
         Supplementary contracts with life contingencies       189
         Deposit-type contracts                              9,231
                                                          --------
         Total                                            $141,654
                                                          ========

12. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

   Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2001 are as follows:

                                         Gross  Net of Loading
                                        ----------------------
                                           (In Thousands)
         Ordinary new business          $   (1)         $   (1)
         Group life                      4,014           3,686
                                        -----------------------
         Total                          $4,013          $3,685
                                        =======================

                                     PLA-21

                         Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

13. ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

   Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation, and are included in other assets. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software.

   EDP equipment and non-operating software consists of the following:

                                     December 31,
                                     2001      2000
                                   ------------------
                                    (In Thousands)
         EDP equipment             $ 12,479  $ 11,319
         Non-operating software       3,149     3,149
                                   ------------------
         Total                       15,628    14,468
         Accumulated depreciation   (13,004)  (11,944)
                                   ------------------
         Net                       $  2,624  $  2,524
                                   ==================

   Non-operating software, net of accumulated depreciation, amount to $0.1 million for the years ended December 31, 2001 and 2000, and is non-admitted.

   Depreciation expense related to EDP equipment and non-operating software amounted to $1.3 million for each of the years ended December 31, 2001 and 2000.

14. SEPARATE ACCOUNTS

   Information regarding the separate accounts of PL&A, which consists only of nonguaranteed separate accounts (Note 1), is as follows (In Thousands):

        For the year ended December 31, 2001:
         Premiums, considerations or deposits                          $2,850
                                                                      =======

        December 31, 2001:
        Reserves by valuation basis:
         Market value                                                  $2,053
                                                                      =======

        Reserves by withdrawal characteristic:
         Subject to discretionary withdrawal at market value           $2,053
                                                                      =======

        December 31, 2001:
        Transfers as reported in the Summary of Operations of the
         Separate Accounts Statement:
          Transfers to separate accounts                               $2,850
          Transfers from separate accounts                                583
                                                                      =======
          Net transfers to/from separate accounts                       2,267
        Reconciling adjustments:
         Fees associated with charges for investment management,
          administration and contract guarantees                        (351)
                                                                      =======
        Transfers as included in the accompanying statements of
         operations - statutory basis                                  $1,916
                                                                      =======

                                     PLA-22

                        Pacific Life & Annuity Company

                NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

15. COMMITMENTS AND CONTINGENCIES

   PL&A has outstanding commitments to make investments in joint ventures, partnerships and limited liability companies as follows (In Thousands):

            Year Ending December 31:
            ------------------------
            2002                                              $14,989
            2003 through 2006                                  23,192
            2007 and thereafter                                 7,327
                                                              -------
            Total                                             $45,508
                                                              =======

   These commitments have been made in the normal course of investment operations and are not reflected in the accompanying financial statements. Commitments to invest generally represent commitments to acquire financial interests or instruments. PL&A enters into these agreements to allow for additional participation in certain investments. Because the equity investments are not actively traded, it is not practicable to estimate the fair value of these commitments.

   PL&A has operating leases for office space of its operating centers in Fountain Valley and Huntington Beach, California and Phoeniz, Arizona and for its various field offices. Rental expense in connection with these leases was $3.5 million and $2.7 million for the years ended December 31, 2001 and 2000, respectively. Additionally, PL&A has entered into an operating lease effective January 1, 2002 for a new operating center in Irvine, California. Aggregate minimum future commitments, including the new Irvine center, are as follows (In Thousands):

            Year Ending December 31:
            ------------------------
            2002                                                $3,647
            2003                                                 5,138
            2004                                                 5,090
            2005                                                 4,801
            2006                                                 4,078
            2007 and thereafter                                 24,592
                                                               -------
            Total                                              $47,346
                                                               =======

   Certain rental commitments, including the Irvine center, have renewal options extending through the year 2032. Some of these renewals are subject to adjustments in future periods.

   As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guarantee funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in that state. PL&A has not received notification of insolvencies, which are expected to result in a material guaranty fund assessment against PL&A.

   PL&A is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the financial position or results of operatioins of PL&A.


                                    PLA-23